                             CONFIDENTIAL TREATMENT                 Exhibit 10.1


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE PORTIONS OF THE AGREEMENT INDICATED WITH [****]. A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED TERMS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                        MANUFACTURE AND SUPPLY AGREEMENT


         This Manufacture and Supply Agreement (the "AGREEMENT") is entered into as of June 30, 2002 (the "EFFECTIVE DATE") by and between DMC Stratex Networks, Inc., a Delaware corporation, having an office and place of business at 170 Rose Orchard Way, San Jose, California 95134, United States of America ("DMC STRATEX"), and Microelectronics Technology, Inc., a R.O.C. corporation, having an office and place of business at No 1 Innovation Road II, Hsinchu 300, Taiwan, R.O.C. ("MTI"). Capitalized terms not otherwise defined herein shall have the meaning set forth on Exhibit A attached hereto.

         WHEREAS, MTI manufactures and supplies digital microwave radio components and products for use in telecom applications;

         WHEREAS, DMC Stratex desires to have MTI manufacture and supply to DMC Stratex, and MTI desires to manufacture and supply, certain Products manufactured to Specifications and in accordance with the terms and conditions of this Agreement; and

         WHEREAS, DMC Stratex will transfer to MTI, on a consignment basis, certain inventory of components and accessories for incorporation into Products, and MTI agrees to deplete, to the fullest extent, such consignment inventory, in connection with the manufacture of the Products prior to obtaining similar components from third party suppliers.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. KNOW-HOW LICENSE.

1.1. DMC Stratex License. Subject to the terms and conditions of this Agreement and during the Term and for a period necessary for MTI to fulfill the final Purchase Order issued under Section 12.1 and to maintain and perform its repair capability under Section 12.4, DMC Stratex hereby grants to MTI, and MTI hereby accepts, a non-exclusive, non-transferable, royalty-free, fully paid-up, and non-sublicensable (except for sublicense to a Subsidiary) right and license, solely in Taiwan, the People's Republic of China ("PRC") and any other locations agreed to by DMC Stratex, to use the DMC Stratex Know-How (and any improvements thereto) and the Intellectual Property Rights associated therewith, solely to develop and manufacture the Products for sale to DMC Stratex and to provide warranty and repair services for such Products to DMC Stratex, and to entities and persons designated by DMC Stratex, in DMC Stratex's sole and absolute discretion.

1.2. Restrictions and Reservation of Rights. MTI agrees not to use the DMC Stratex Know-How, or make or sell any Product, except as expressly permitted in
Section 1.1.


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                             CONFIDENTIAL TREATMENT

All Intellectual Property Rights in and to the Product and to the DMC Stratex Know-How are and shall at all times be owned by DMC Stratex, subject only to the license rights expressly granted to MTI in Section 1.1. Any and all rights not expressly granted to MTI herein are reserved by DMC Stratex.

2. OWNERSHIP OF KNOW-HOW.

2.1. Ownership.

         2.1.1. DMC Stratex Ownership. All DMC Stratex Know-How shall at all times remain the exclusive property of DMC Stratex. MTI shall not apply to register any DMC Stratex Know-How, Specifications or Products, or any aspect of the foregoing owned by DMC Stratex, under any form of intellectual property protection registration system, including, without limitation, patent, design or copyright registration, in any jurisdiction throughout the world. MTI shall not at any time challenge or oppose DMC Stratex's ownership of or rights to use or register the DMC Stratex Know-How, Products or the Specifications.

         2.1.2. MTI Ownership. All MTI Know-How shall at all times remain the exclusive property of MTI. DMC Stratex shall not apply to register any MTI Know-How, or any MTI proprietary aspect thereof, under any form of intellectual property protection registration system, including, without limitation, patent, design or copyright registration, in any jurisdiction throughout the world. DMC Stratex shall not at any time challenge or oppose MTI's ownership of or rights to use or register the MTI Know-How.

2.2. License to MTI Know-How.

         2.2.1. MTI hereby grants, subject to Section 2.2.3, to DMC Stratex, and DMC Stratex hereby accepts, a non-exclusive, irrevocable, royalty-bearing, non-transferable, world-wide, sublicensable (subject to the restrictions under Section 2.2.2 below) right and license to use, reproduce and incorporate all or any portion of the MTI Know-How into and for manufacture of Products, and to sell, offer for sale, distribute, market and advertise such Products containing MTI Know-How, for so long as DMC Stratex continues to sell such Products. The rate of royalty paid for the license of the MTI Know-How granted herein shall be as set forth on Exhibit L.

         2.2.2. The right to sublicense by DMC Stratex shall be subject to the restrictions that (a) the sublicensee of DMC Stratex shall only have the right, under such sublicense, to manufacture the Products exclusively for DMC Stratex, and shall not manufacture for itself or for any third party in any form; (b) the sublicensee shall have no right to use any of MTI Know-How for manufacture, reproduction or incorporation into any other product, component or device, other than the Products, and shall have no right to sell, offer for sale, distribute, market, advertise or otherwise dispose of any such product, component or device containing any of MTI Know-How, other than the Products; (c) the sublicense shall have a duration no longer than that for the license granted to DMC


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                             CONFIDENTIAL TREATMENT

                  Stratex in Section 2.2.1 herein; (d) there should be no more than two sublicensees concurrently at any point in time to manufacture the Products; (e) DMC Stratex shall give prior notice to MTI of any such sublicensee and related information; and (f) no further sublicense may be granted by any of such sublicensees.

         2.2.3. DMC Stratex shall not exercise the license granted to DMC Stratex by MTI in Section 2.2.1 to manufacture the Product on its own or by a third party, (a) so long as MTI has not commenced transition of its manufacturing services pursuant to
                  Section 16.5, or (b) so long as MTI has not become subject to bankruptcy, receivership, liquidation, reorganization or other proceeding of insolvency in favor of the general interest of creditors.

2.3. Assignment of Improvements.

         2.3.1. Assignment of DMC Stratex Know-How Improvements. MTI shall promptly communicate to DMC Stratex, in writing, any and all improvements and developments to the DMC Stratex Know-How related to the Products, conceived or developed by MTI, or a third party working under MTI's direction or control, ("DMC STRATEX KNOW-HOW IMPROVEMENTS") including, without limitation, any design changes or other information. Subject to the license granted to MTI under Section 1.1, MTI hereby irrevocably conveys, transfers, assigns and delivers to DMC Stratex all rights, title and interests in and to the DMC Stratex Know-How Improvements, throughout the world, free from any liens and encumbrances, to the extent that DMC Stratex is not already the owner of all such rights, title and interests therein and thereto; except that any improvement or development made by MTI to the MTI Know-How shall constitute and remain a part of MTI Know-How and property. DMC Stratex Know-How Improvements shall be deemed DMC Stratex Know-How for the purposes of this Agreement.

         2.3.2. Assignment of MTI Know-How Improvements. DMC Stratex shall promptly communicate to MTI, in writing, any and all improvements and developments to the MTI Know-How related to the Products, conceived or developed by DMC Stratex, or a third party working under DMC Stratex's direction or control under this Agreement, ("MTI KNOW-HOW IMPROVEMENTS") including, without limitation, any design changes or other information. Subject to the license granted to DMC Stratex under Section 2.2, DMC Stratex hereby irrevocably conveys, transfers, assigns and delivers to MTI all rights, title and interests in and to the MTI Know-How Improvements, throughout the world, free from any liens and encumbrances, to the extent that MTI is not already the owner of all such rights, title and interests therein and thereto; except that any improvement or development to the DMC Stratex Know-How shall constitute and remain a part of DMC Stratex Know-How and property. MTI Know-How Improvements shall be deemed MTI Know-How for the purposes of this Agreement.


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                             CONFIDENTIAL TREATMENT

2.4. Further Assistance.

         2.4.1. Assistance by MTI. MTI agrees to cooperate with DMC Stratex or its designee(s), at DMC Stratex's or its designees' expense, both during and after the Term, in applying for, obtaining, perfecting, evidencing, sustaining and enforcing DMC Stratex's Intellectual Property Rights in and to the DMC Stratex Know-How Improvements, including, without limitation, executing such written instruments as may be prepared by DMC Stratex and doing such other acts as may be necessary in the opinion of DMC Stratex to obtain a patent, register a copyright, or otherwise enforce the ownership of DMC Stratex in such DMC Stratex Know-How Improvement (and MTI hereby irrevocably appoints DMC Stratex and any of its officers and agents as its attorney in fact to act for and on MTI's behalf of, and instead of MTI only for the matter specifically provided for in this Section 2.4.1, with the same legal force and effect as if executed by MTI; provided that, when acting in its capacity of attorney-in-fact, DMC Stratex shall advise MTI in advance of any act or omission to act that may have a Material Adverse Effect on the interest of MTI under this Agreement).

         2.4.2. Further Assistance by DMC Stratex. DMC Stratex agrees to cooperate with MTI or its designee(s), at MTI's or its designees' expense, both during and after the Term, in applying for, obtaining, perfecting, evidencing, sustaining and enforcing MTI's Intellectual Property Rights in and to the MTI Know-How Improvements, including, without limitation, executing such written instruments as may be prepared by MTI and doing such other acts as may be necessary in the opinion of MTI to obtain a patent, register a copyright, or otherwise enforce the ownership of MTI in such MTI Know-How Improvement (and DMC Stratex hereby irrevocably appoints MTI and any of its officers and agents as its attorney in fact to act for and on DMC Stratex's behalf of, and instead of DMC Stratex only for the matter specifically provided for in this Section 2.4.2, with the same legal force and effect as if executed by DMC Stratex; provided that, when acting in its capacity of attorney-in-fact, MTI shall advise DMC Stratex in advance of any act or omission to act that may have a Material Adverse Effect on the interest of DMC Stratex under this Agreement).

3. CONSIGNED INVENTORY.

3.1. Inventory Transfer. Following the Effective Date, DMC Stratex will continue to review and evaluate the Business Inventory to determine the scope and items of the Consigned Business Inventory (as defined below). Such determination shall be performed during the Transition Period and shall be substantially completed by December 31, 2002. Following the determination of each batch of Business Inventory, MTI will take possession of such batch of Business Inventory, less
(a) the Scrapped Business Inventory, (b) the Retained Inventory; (c) any of the Business Inventory related to manufacture of the IDUs or accessories; and (d) any other Business Inventory not required for Altium or XP4Plus+ production (collectively, the "CONSIGNED BUSINESS INVENTORY"). MTI shall transport, or arrange for the transportation, at MTI's cost, of all Consigned Business Inventory from DMC Stratex's premises at 170 Rose Orchard Way, San Jose, California 95134, United States of America and 482 South Abbott Street,


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Milpitas, California 95035, United States of America to MTI's premise located at
1 Innovation Road II, Science-Based Industrial Park, Hsinchu, Taiwan, or B15 Block 52, Wuxi State High & New Technology Industry Development Zone, Jiangsu, People's Republic of China, as applicable (the "FACILITY") in accordance with the terms, schedule and timeline provided for in the Transition Services Agreement. MTI shall be responsible for obtaining the appropriate licenses or permits (including, without limitation, shipping transport, customs and other clearances) necessary to import the Consigned Business Inventory to Taiwan or the PRC, as applicable, in accordance with Section 9.5.2 of this Agreement. No later than three (3) business days before the first shipment of the Consigned Business Inventory for such transfer to be made after the execution of this Agreement, DMC Stratex shall provide MTI with a list of the Consigned Business Inventory and the price for each item of such inventory; provided that such price shall be (i) valued with adjustment based on [****]; (ii) net of [****], and (iii) subject to MTI's review for accuracy, which shall be completed by the date of shipment of the Consigned Business Inventory (such list being referred to as the "CONSIGNMENT INVENTORY PRICING LIST"). MTI shall hold such Consigned Business Inventory on a consignment basis pursuant to the terms of this Section
3 and any storage, control, management, insurance or other costs or expenses relating to the Consigned Business Inventory after the delivery thereof to MTI and up to the end of the Inventory Period shall be borne by MTI. If DMC Stratex requests that MTI retain any Consigned Business Inventory after the end of the Inventory Period or if any Consigned Business Inventory remains unsold after the end of the Inventory Period, DMC Stratex shall pay for all reasonable storage, control, management, insurance (provided that MTI shall cooperate with DMC Stratex in procuring such insurance), and other costs and expenses related to such retained Consigned Business Inventory, subject to Section 3.5.3 below.

3.2. Business Inventory Purchases by MTI. If DMC Stratex requests MTI to manufacture Products pursuant to the terms hereof, MTI shall use the Consigned Business Inventory in connection with the manufacture of the Products to the fullest extent such Consigned Business Inventory can be used with the Products. Each item of Consigned Business Inventory used by MTI to manufacture the Products shall be deemed to be sold to MTI at the time MTI incorporates such item of Consigned Business Inventory into a Product, and title to such item shall not pass to MTI until such time. The price of any item of Consigned Business Inventory shall be as set forth on the Consigned Inventory Pricing List.

         3.2.1. Payment. Payment for all Purchases set forth in the "Report of Purchase" delivered pursuant to Section 3.6 hereof shall be made by MTI to DMC Stratex, by wire transfer to DMC Stratex's account at the bank of DMC Stratex's choice, no later than forty (40) calendar days following the date of each Report of Purchase; provided, that any receivables due from MTI for Purchases shall be subject to the right of offset against receivables due from DMC Stratex for the Products manufactured by MTI and sold to DMC Stratex, described in Section 10.2 below.

         3.2.2. Purchase. A "PURCHASE" of Consigned Business Inventory by MTI hereunder shall occur, and Consigned Business Inventory shall be "Purchased" (and title to Purchased Consigned Business Inventory shall pass to MTI), when:


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                             CONFIDENTIAL TREATMENT



                  3.2.2.1. any items of Consigned Business Inventory are
                           incorporated into Product (but only to the extent of the items so incorporated);

                  3.2.2.2. any Consigned Business Inventory is destroyed, while in storage at MTI's Facility; provided that an item shall be deemed to be "destroyed" if the outer appearance or physical form of the item has become substantially ruined or deformed and thereby causes it to lose its intended function; an item shall not be deemed "destroyed" if the item has a latent defect or other functional disorder or breakdown that cannot be determined merely by its outer appearance or physical form. Any defective item shall be referred to herein as a "MALFUNCTIONAL ITEM." In case of any Malfunctional Item, MTI shall (a) include the necessary information in the monthly report required under Section 3.6, and both parties shall negotiate in good faith to determine the appropriate action to be taken with respect to such Malfunctional Items; and (b) provide reasonable support in reviewing and dispositioning such Malfunction Items; or

                  3.2.2.3. this Agreement terminates or the Inventory Period lapses, in which case all Consigned Business
                           Inventory in MTI's possession on the effective date of the termination shall be deemed to have been Purchased by MTI on the effective date of the termination to the extent such Consigned Business Inventory is not returned to DMC Stratex within sixty
                           (60) calendar days after the effective date of termination or expiration of this Agreement or the Inventory Period, subject to Section 3.5.

3.3. Storage of Consigned Business Inventory Prior to Purchase. Consigned Business Inventory shall be considered to be "in storage" at a Facility of MTI from the time of delivery by DMC Stratex to that Facility until such time as the Consigned Business Inventory is Purchased by MTI or returned to DMC Stratex as provided herein. MTI shall maintain all Consigned Business Inventory while in storage in an area within MTI's Facility separate or identifiable from MTI's other goods, whether owned by MTI or consigned or bailed from any other person or entity. MTI shall store the Consigned Business Inventory carefully and properly so as to protect the Consigned Business Inventory from loss or damage. While the Consigned Business Inventory is in storage, MTI shall assume the risk of loss or damage to it from any cause whatsoever. MTI shall ensure that, while the Consigned Business Inventory is in storage, such Consigned Business Inventory does not become subject to any lien or other security interest securing any obligation owed or alleged to be owed by MTI to any person or entity, except, however, MTI shall not be in material breach of this Agreement for statutory liens which exist temporarily, solely by operation of law, because payments have not yet been received in the ordinary course of business. MTI shall have no right or power to sell, pledge, assign or otherwise dispose of the Consigned Business Inventory; except for (i) Product sales permitted hereunder that incorporate items of Consigned Business Inventory, (ii) Scrapped or Salvage Sales pursuant to Section 3.5 hereof, or (iii) as otherwise agreed to in writing by DMC Stratex. DMC Stratex shall have the right to inspect, no more frequently than once a calendar month, the Consigned Business Inventory then in storage at MTI's Facilities upon reasonable notice to MTI, and during regular business hours; provided, however, that should any inspection or audit reveal a


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                             CONFIDENTIAL TREATMENT

material problem with MTI's storage of the Cosigned Business Inventory, such limitation on the frequency of the audit shall be deemed waived by the parties. DMC Stratex and MTI shall conduct a joint review, at the end of the sixth (6th) and twelfth (12th) months of the Inventory Period, of the status of the Consigned Business Inventory, so as to determine which items thereof are beyond their ordinary shelve lives or may otherwise become Scrapped or sold for Salvage Sales (as both defined in Section 3.5), at a time earlier than expiration of the Inventory Period. In the event DMC Stratex and MTI fail to reach an agreement as to the status of certain Consigned Business Inventory, DMC Stratex shall make the final decision. Upon the conclusion of any inspection, audit, or review, both parties shall reconcile their books and records to correspond with the findings.

3.4. Rework. Subject to DMC Stratex's prior approval for the cost of the rework, DMC Stratex shall reimburse MTI for costs for the reworking that is reasonably necessary in preparing any portion of Consigned Business Inventory for incorporation into Products, and such reimbursement shall be due [****] following the date of the Report of Purchase for the month in which such rework occurs.

3.5. Scrapped Consigned Business Inventory and Salvage Sales; Retention of Consigned Business Inventory. At the end of the Inventory Period, DMC Stratex shall determine whether any remaining Consigned Business Inventory not incorporated into Product is to be Scrapped, sold pursuant to a Salvage Sale, retained pursuant to Section 3.5.3 below, or returned.

         3.5.1. "SCRAPPED" shall mean the destruction of Consigned Business Inventory that has not been incorporated into Product. Upon approval by DMC Stratex, MTI shall destroy all Consigned Business Inventory that is determined to be Scrapped at any time before or upon expiration of the Inventory Period, and such Scrapped Consigned Business Inventory shall be deemed to be returned and not Purchased.

         3.5.2. "SALVAGE SALE" shall mean the sale of Consigned Business Inventory to a third party pursuant to the following terms:
                  Consigned Business Inventory sold only after the lapse of the Inventory Period and upon written approval of DMC Stratex; upon a third party's purchase of Consigned Business Inventory, [****] of the proceeds shall be promptly remitted to DMC Stratex and the remaining [****] shall be the property of MTI.

         3.5.3. At DMC Stratex's request, which shall be made no later than thirty (30) calendar days prior to the expiration of the Inventory Period, in lieu of returning any Consigned Business Inventory that remains unsold after the end of the Inventory Period, MTI will retain such Consigned Business Inventory for such time as DMC Stratex shall request prior to any termination or expiration of this Agreement, and the provisions of this Section 3 shall continue to apply to such Consigned Business Inventory until it is Purchased, Scrapped, sold pursuant to a Salvage Sale, or returned to DMC Stratex (as DMC Stratex shall determine in its sole discretion), except that DMC Stratex shall pay for all reasonable storage, control, insurance (provided that MTI shall cooperate with DMC Stratex in procuring such insurance), management or other costs or expenses related to any retained Consigned Business Inventory.


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3.6. Report of Purchase. MTI shall provide to DMC Stratex, within three (3)
business days after the tenth (10th) business day of every month, a record for the applicable calendar month of the following ("REPORT OF PURCHASE"):

         3.6.1.   quantity of Consigned Business Inventory Purchased;

         3.6.2. shipment of Product to DMC Stratex or DMC Stratex's customers and/or distributors, as applicable, identifying the person or entity receiving the shipment (if such person or entity is known to MTI), the Product being shipped, and the quantity of the Product being shipped;

         3.6.3. the quantity and location of the balance of all Consigned Business Inventory;

         3.6.4. manufacturing or work-in-process stage of Products ordered by DMC Stratex to the extent available;

         3.6.5.   other reports required by the Joint Services Agreement; and

         3.6.6. any other reports requested by DMC Stratex, if agreed to by MTI in advance, provided that such agreement shall not be unreasonably withheld.

3.7. Audits. MTI shall allow DMC Stratex or its representative to audit and analyze relevant records of MTI to ensure compliance with the Obligations pursuant to the following terms.

         3.7.1. Such audits will be permitted within three (3) weeks of MTI's receipt from DMC Stratex of a written request to audit;

         3.7.2. Such audits will be conducted during normal business hours at a time on which the parties have mutually agreed and shall not interfere unreasonably with MTI's business activities conducted at MTI's Facilities; and

         3.7.3. DMC Stratex's costs and expenses related to such audits shall be borne by DMC Stratex unless such audit uncovers a Material Discrepancy, as reasonably established in an audit report provided to MTI, in the records required pursuant to Section
                  3.6 above, in which case all costs and expenses shall be borne solely by MTI. For the purposes of this Section, a "MATERIAL DISCREPANCY" is a discrepancy that results in the adjustment of payments of more than [****] of the amount due for that monthly report. Upon MTI's receipt and confirmation of a written request by DMC Stratex, MTI shall remit payment, due and payable together with the immediately next payment for the Purchase, for the amount of any discrepancy and the costs and expenses of the conduct of an audit, if provided for in this Section.

3.8. Consignment Security Interest.

         3.8.1. The parties acknowledge that even though title to items of the Consigned Business Inventory does not pass to MTI until such items


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                             CONFIDENTIAL TREATMENT

                  are Purchased, the consignment of the Consigned Business Inventory under this Agreement constitutes under the UCC the creation of a "security interest" therein in favor of DMC Stratex as a "secured party" (as such terms are defined in the UCC). In furtherance but not by way of a limitation thereof, MTI hereby pledges, assigns and grants to and for the benefit of DMC Stratex a security interest in the "Collateral" described in subsection 3.8.2 below to secure payment and performance of MTI's obligations under this Agreement (the "OBLIGATIONS").

         3.8.2. The "COLLATERAL" shall consist of all right, title and interest of MTI in and to: the Consigned Business Inventory not yet Purchased; the Consigned Business Inventory Purchased; any products or goods to which the Consigned Business Inventory becomes accessed or into which any Consigned Business Inventory becomes commingled by virtue of incorporation by manufacturing of the Product; and any proceeds of any of the foregoing; provided, however, that pursuant to Section 3.5.2, [****] of the proceeds of Consigned Business Inventory sold pursuant to a duly approved Salvage Sale shall not be deemed Collateral.

         3.8.3. MTI shall, and hereby does authorize DMC Stratex to, execute and file any and all instruments and documents (including UCC financing statements and security interest registrations in all relevant jurisdictions), that DMC Stratex reasonably deems necessary or advisable to protect the rights, title and interests of DMC Stratex in and to the Collateral. Further, should the execution or filing of any such document require action by MTI, MTI shall execute and file any and all documents MTI reasonably requested by DMC Stratex as being necessary or advisable to protect the rights, title and interests of DMC Stratex in and to the Collateral.

         3.8.4. If any of the events specified in Section 16.2 ("Termination") hereof occurs as to MTI, then DMC Stratex shall have all rights and remedies provided to a secured party with respect to the Obligations and/or the Collateral that are provided by applicable law, including, without limitation, all rights and remedies of a secured party under the UCC and the Security Agreement, which remedies are incorporated herein as if restated in full. Such rights and remedies and all other rights, powers and remedies of DMC Stratex hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between DMC Stratex and MTI, at law, in equity or otherwise. Any delay or failure by DMC Stratex to exercise any right, power or remedy shall not constitute a waiver thereof by DMC Stratex, and no single or partial exercise by DMC Stratex of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

3.9. Inventory Incentive Program. The parties shall work together to develop a plan to provide incentives to MTI to use the Consigned Business Inventory as set forth in more detail on Exhibit K ("Inventory Incentive Program"); provided that DMC Stratex


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shall use commercially reasonable efforts to plan and issue Purchase Orders for
Products for which such Consigned Business Inventory may be used.

4. MANUFACTURING PERIOD.

4.1. Specifications. DMC Stratex shall provide Specifications for the Products in accordance with the schedule set forth on Exhibit D.

4.2. Changes to the Specifications. DMC Stratex is entitled to request modifications in the form of changes or additions to the Specifications at any time during the Term. Such requests shall be submitted by DMC Stratex to MTI in writing for MTI's prior consent before implementation of any such modifications, which consent shall not be unreasonably withheld (as further provided for in the Joint Service Agreement). If such modifications require additional expenditures of time, cost or effort by MTI, MTI shall advise DMC Stratex, within [****] of DMC Stratex's request for modification, of the impact on the Schedule and upon any recurring and non-recurring manufacturing cost for the Product. The parties shall make a good faith effort to negotiate and agree upon any change which may apply to the unit price of the Product within [****] from the date of MTI's response to DMC Stratex's notification of the proposed engineering change, and this Agreement shall be amended accordingly. DMC Stratex shall reimburse MTI, in accordance with Section 10.1 of this Agreement, any and all out of pocket costs and expenses incurred by MTI in implementing such modifications requested by DMC Stratex, whether a recurring or non-recurring expense, provided that MTI obtain DMC Stratex's prior written approval prior to incurring such expense. DMC Stratex shall not be obligated to reimburse MTI for any employee time expended in evaluating such modification. If such modifications do not require MTI's expenditure of additional time, cost, or effort, MTI will develop the Product to conform to such modification of the Specifications at no additional charge and with no change in the Schedule. Implementation of changes may require, at DMC Stratex's cost, first article verification and acceptance in accordance with
Section 5 ("Acceptance and Rejection of Deliverables"). Upon receipt of DMC Stratex's written approval, MTI will proceed with implementation of the prescribed changes, and the Specifications and the Schedule will be updated to reflect such changes.

4.3. Configuration Control. MTI shall not make or incorporate any change in the Specifications for the Products which affects form, fit, function, regulatory approvals, interface, interchangeability, reliability or maintainability, without the prior written approval of DMC Stratex. All Components used in production of Products shall be listed on DMC Stratex's Approved Manufacturers List, containing DMC Stratex's part number and approved vendors for that component (hereinafter "AML"). The up-to-date version of the AML shall be made available to MTI by DMC Stratex in a PDM database format on the Agile system. MTI must put systems in place within its quality system to ensure that all components purchased for use in production of Products are in compliance with the AML. MTI shall remain liable for any material purchased by MTI or any third party purchasing agent on behalf of MTI that is at variance with DMC Stratex's AML.

4.4. Tooling. Except for the Products identified in Section 3 of Exhibit B, MTI is responsible for all of the process tooling, assembly tools and test fixtures necessary or appropriate to manufacture the Products, except for tools consigned by DMC Stratex; provided that DMC Stratex shall provide reasonable assistance to MTI in the design, manufacture, procurement or supply of any of the process tooling, assembly tools and test fixtures. DMC Stratex shall have the option to pay for the development of all


                                       10
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process tooling, assembly tools, test fixtures developed after the date hereof by either party exclusively for the manufacture of the Product ("DMC STRATEX EXCLUSIVE TOOLING"). In the event DMC Stratex pays for such development, DMC Stratex shall own all right, title and interest in and to all DMC Stratex Exclusive Tooling, including, without limitation, all Intellectual Property rights therein, and MTI shall not use DMC Stratex Exclusive Tooling for any purpose, other than the manufacture of Products or performance of Services for DMC Stratex, or as otherwise permitted in writing by DMC Stratex. In the event DMC Stratex elects not to exercise its option to pay for the development of the DMC Stratex Exclusive Tooling, MTI may pay for such development, and in such event, MTI shall solely own all right, title and interest, without any restriction, in and to all DMC Stratex Exclusive Tooling, including, without limitation, all Intellectual Property rights therein.

4.5. Joint Services Agreement. The day to day activities of the parties and the responsibility and obligations of each party in the manufacturing of the Products shall be set forth in more detail in the Joint Services Agreement. To the extent any terms or conditions of the Joint Services Agreement conflict with any terms or conditions set forth herein, the terms and conditions of this Agreement shall control.

4.6. Reviews and Progress Reports.

         4.6.1. Deliverables. During the Manufacturing Period, MTI will provide DMC Stratex with Deliverables in accordance with the Schedule set forth on Exhibit D attached hereto.

         4.6.2. Progress Reports. During the Manufacturing Period, MTI will provide DMC Stratex with written progress reports, as requested by DMC Stratex, starting one (1) month after the Effective Date and ending on the date of DMC Stratex's final acceptance of all Deliverables in accordance with Section 5 hereof. The foregoing obligation shall not apply with respect to any unit of Altium Product which MTI has already manufactured or sold to DMC Stratex prior to the Effective Date. Commencing on the Effective Date and during the Term, MTI shall provide DMC Stratex with a progress report that shall indicate progress of all Products manufactured or supplied pursuant to this Agreement, which report shall contain the following information: (a) status of progress of the Products as measured against the scheduled Milestones; (b) a short description of problems in meeting any Milestone; (c) proposed recovery method to meet the next Milestone if necessary; (d) probability of meeting the next Milestone; and
                  (e) any other information regarding the progress as reasonably requested by DMC Stratex.

         4.6.3. Reviews. DMC Stratex is entitled to conduct periodic reviews, especially during the Manufacturing Period, to ensure its satisfaction with the manufacture of the Products. During normal business hours, upon reasonable notice to MTI, DMC Stratex shall have the right, but not the obligation, to (a) inspect the Services provided by MTI pursuant to this Agreement; (b) inspect and test, at DMC Stratex's own expense, MTI's manufacturing facilities in which the Products are being manufactured, and any vehicles, containers or other equipment used in providing Services, including, without limitation, any areas where


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                  Components or Products are stored, handled, packaged, or
                  manufactured; and (c) inspect and obtain copies of licenses, authorizations, approvals or written communications from any governmental entity or agency applicable or related to Services.

4.7. Placement of Trademarks. DMC Stratex may require that MTI place DMC Stratex Trademarks on the Products. Any use or placement of such markings and identification shall be strictly in accordance with the requirements of DMC Stratex as set forth in the DMC Stratex Trademark Guidelines, as provided to MTI and as may be updated from time to time by DMC Stratex. MTI shall provide mock-ups and other samples to DMC Stratex for approval in advance of actual production of the Products, provided that the costs and expenses for such mock-ups and samples shall be apportioned between DMC Stratex and MTI upon good faith negotiation. MTI is not authorized to use the DMC Stratex Trademarks on any products, other than Products ordered by and delivered to DMC Stratex, or for any other purpose.

         4.7.1. Trademark License. Subject to the terms and conditions of this Agreement and during the Term, DMC Stratex hereby grants to MTI, and MTI hereby accepts, a non-exclusive, non-transferable, non-sublicensable, royalty-free, fully paid-up, limited right and license to use the DMC Stratex Trademarks solely to fulfill its obligations pursuant to this Agreement. This license shall terminate on the earlier of termination or expiration of this Agreement or failure of MTI to maintain the quality requirements set forth in this Agreement. MTI shall obtain no rights or interest, of any kind, in and to the DMC Stratex Trademarks, other than those limited rights set forth in this Section.

         4.7.2. Trademark License Restrictions. MTI shall apply DMC Stratex Trademarks as specified in the Specifications and in strict accordance therewith and shall not (a) apply to register any trade name, trademark or other identifier associated with DMC Stratex in any jurisdiction; (b) use for any purpose any name or mark similar to or capable of being confused with any trade name or trade mark or other identifier associated with DMC Stratex or DMC Stratex's products from time to time, except as permitted pursuant to this Agreement; or (c) challenge or oppose DMC Stratex's ownership of or rights to use or register any DMC Stratex Trademarks.

4.8. Manufacturing Services. Subject to the terms and conditions of this Agreement and during the Term, MTI shall complete, in a timely manner and in accordance with the professional standards generally applicable in the relevant industry, all Services necessary to manufacture the Product in conformance with Specifications, in accordance with the Schedule, and in accordance with the quality and reliability standards set forth on Exhibit F. MTI shall provide all technology (except for DMC Stratex Know-How), labor, materials, Purchased Assets, and facilities necessary to manufacture the Product, and if applicable, the DMC Stratex Exclusive Tooling. In the process of providing the Services, MTI shall deliver all Deliverables in accordance with the Milestones set forth on Exhibit D.

4.9. Changes In Process or Method of Manufacturing. During the Term, MTI agrees that it will not make material changes, without DMC Stratex's prior written consent (which consent shall not unreasonably withheld), in the process or method of


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manufacturing, including, without limitation, any changes to the form, fit, function, regulatory approvals, interface, interchangeability, reliability or maintainability of the manufacturing process. MTI further agrees that any contemplated changes in process or method of manufacturing will be submitted to DMC Stratex in sufficient time to provide DMC Stratex with a reasonable opportunity in which to evaluate such changes, as set forth in more detail in the Joint Services Agreement. DMC Stratex may request that MTI utilize, at DMC Stratex's cost, specific material or parts for the manufacture or assembly of Products, or change the manufacturing process provided. DMC Stratex's request shall be in accordance with this Agreement.

4.10. ESD REQUIREMENTS. For static devices which are static sensitive and capable of being degraded, damaged, or destroyed by electrostatic charges or discharges, (a) all items shall be preserved, packaged, and stored in such a manner as to prevent exposure to the generation or discharge of electrostatic voltages, (b) processed and handled at a minimum, in accordance with JEDEC Publication #JEP108-B (April, 1991), and (c) MTI shall maintain a documented system for the control and handling of static-sensitive materials.

5. ACCEPTANCE AND REJECTION OF DELIVERABLES.

5.1. Delivery of Deliverables. MTI shall deliver to DMC Stratex all Deliverables set forth on Exhibit D. "DELIVERY" shall be deemed to have occurred when MTI delivers a set of testable Deliverables to DMC Stratex, accompanied by a written statement listing the Deliverables delivered and stating that they are ready for DMC Stratex's acceptance testing.

5.2. Acceptance Testing.

         5.2.1. First Article Process. Within [****] after receipt of any Deliverable, DMC Stratex, with the assistance of MTI if reasonably requested by DMC Stratex, will examine and test each Deliverable to determine whether the Deliverable conforms to the Specifications for such Deliverable. This process shall require MTI to subject the first articles from the production process to one hundred percent (100%) verification for visual, mechanical, and electrical requirements of the controlling document. This process shall conform to the "FIRST ARTICLE PROCESS" set forth on Exhibit D. (If the changes are implemented by a sub-tier supplier to MTI, it is MTI's responsibility to perform the First Article Process with that sub-tier supplier). The results of the First Article Process shall be maintained by MTI and a copy of the results shall be forwarded to DMC Stratex's Purchasing Department. When the First Article conforms to the First Article Process, MTI shall complete all first article documents and submit samples and documents to DMC Stratex for approval. Within [****] after such delivery, DMC Stratex will provide MTI with written acceptance of such Deliverable, provided that such Deliverable conforms to the Specifications, or a written statement of Errors (the "STATEMENT OF ERRORS") to be corrected prior to DMC Stratex's payment of the amount due upon DMC Stratex's acceptance of the Deliverables. In the event a Deliverable fails to conform to Specifications in a negligible manner, DMC Stratex may accept MTI's corrections to such Deliverable, without initiating the Deliverable correction process set forth in Section 5.2.2 of this Agreement.


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                  "ERRORS" mean (a) defects in the Product which causes it not to operate in conformance with the Specifications; (b) defects in the documentation which render it inaccurate, erroneous or otherwise unreliable; or (c) any aspect of any Deliverable which fails to conform to the Specifications.

         5.2.2. Correction of Deliverables. In the event DMC Stratex rejects any Deliverable, MTI will promptly correct the Errors existing in any Deliverable set forth in the Statement of Errors and redeliver the Deliverable to DMC Stratex within [****], or within [****] if reprocessing of prototypes is required, after receipt of the Statement of Errors. Within [****] after such redelivery, DMC Stratex will provide MTI with written acceptance or another Statement of Errors. The procedure set forth in this Section 5.2.2 will be repeated until DMC Stratex either accepts the Deliverables or terminates this Agreement pursuant to Section 16.2 below.

         5.2.3. Rejection. Should DMC Stratex reasonably determine, prior to acceptance, that any Deliverable fails to meet Specifications after the second redelivery of that Deliverable pursuant to
                  Section 5.2.2, DMC Stratex may terminate its obligations under
                  Section 6.2 ("DMC Stratex's Exclusivity") only with respect to the particular Product for which such Deliverable applies, without incurring any liability for such termination.

6. EXCLUSIVITY.

6.1. MTI's Exclusivity. MTI shall not sell or transfer any (a) Product, (b) any sub-assembly component thereof proprietary to DMC Stratex, (c) any documentation or information which constitutes or incorporates DMC Stratex's Know-How, or any portion thereof, or (d) DMC Stratex Exclusive Tooling (provided DMC Stratex owns all rights, title and interests in and to such tooling) to any third party, without DMC Stratex's prior written consent. This Section 6.1 shall survive any expiration or termination of this Agreement.

6.2. DMC Stratex's Exclusivity. Provided that MTI satisfies: (a) DMC Stratex's performance, quality and quantity requirements; and (b) the requirements and other terms of the Joint Services Agreement, DMC Stratex agrees that it will not purchase from any third party or engage any third party for the manufacture of Products during the Term; except, however, (i) DMC Stratex shall have the right to purchase Products, Components, or any portion thereof, from DMC Stratex's existing suppliers during the outstanding term of such suppliers' agreements with DMC Stratex, existing as of the Effective Date hereof; and (ii) DMC Stratex may purchase the Altium 11, 13 and 15 GHz Products from third party suppliers during the Term.

6.3. Right of First Discussion. If DMC Stratex in the future desires to manufacture additional products that are designed or developed by DMC Stratex that are not provided for under the terms and conditions of this Agreement ("ADDITIONAL PRODUCTS"), DMC Stratex shall present to MTI a request for proposal to have such Additional Products manufactured by MTI, prior to providing such request for proposal to a third party, and to discuss with MTI the manufacturing of such Additional Products by MTI.

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6.4. Non-Competition. As long as MTI is supplying the Products under this
Agreement and for a period of [****] after the expiration or termination of this Agreement (or an extension or renewal of this Agreement), MTI will not compete with DMC Stratex in DMC Stratex's efforts to market or sell the XP4, Altium or any other Products covered by this Agreement, except where the termination of this Agreement is caused by DMC Stratex's material breach or where the termination results from DMC Stratex's bankruptcy, in accordance with Section 16.3.

7. PRICING AND PURCHASE ORDERS.

7.1. Purchase Orders. Subject to the terms and conditions of this Agreement, MTI agrees to accept purchase orders for the Products provided by DMC Stratex on DMC Stratex's standard purchase order forms ("PURCHASE ORDERS"), and to sell the Products to DMC Stratex pursuant to the terms and conditions of this Agreement. Each Purchase Order shall specify the delivery dates, quantity, model number and description of the Products to be purchased. Upon MTI's acceptance of the Purchase Order in writing (such acceptance not to be unreasonably withheld), each Purchase Order shall constitute a firm and binding contract. The terms and conditions of this Agreement replace in their entirety any and all of the pre-printed purchase order terms and conditions appearing on the Purchase Orders and any MTI order confirmation or acknowledgment. MTI shall have [****] to provide DMC Stratex with written notice of acknowledgement, acceptance or rejection (which may be made together with a proposed modification to the quantity or delivery schedule offered in the Purchase Order) of the Product delivery schedule set forth in the Purchase Order. Failure to acknowledge or reject (or modify, if applicable) such Purchase Order within such [****] period shall be deemed an acceptance of such Purchase Order.

7.2. Change Order. Without notice to assignees, DMC Stratex may change the method of shipment or packing, and/or change the place of delivery set forth in any Purchase Order by written change order ("CHANGE ORDER") at any time, provided that DMC Stratex shall notify MTI of any change to the method of shipment or packing, and/or place of delivery set forth in a Purchase Order at least [****] prior to the original shipment date. If any such change causes an increase or decrease in the cost of or the time required to perform under the Purchase Order, an equitable adjustment shall be made in the Purchase Order price or delivery schedule or both, and the Purchase Order shall be modified in writing accordingly. MTI has [****] to give DMC Stratex written notice of acknowledgement of any Change Order. Failure to acknowledge or reject (or modify, if applicable) the Change Order within such [****] period shall be deemed an acceptance of the Change Order.

7.3. Pricing. MTI shall supply Products to DMC Stratex at the established prices set forth on Exhibit H and the reduction formula set forth on Exhibit I. The resulting price shall be referred to herein as the "PRICE." The Prices are in U.S. dollars, and it is the responsibility of MTI to hedge against any of MTI's cost changes which may result from a fluctuation of currency exchange rates.

7.4. Cost Saving Efforts. MTI shall reduce the cost periodically in good faith based on DMC Stratex's purchase volume, as set forth in more detail on Exhibit I, and shall make mutual effort at cost improvements, in accordance with principles set forth on Exhibit I.

7.5. Termination of Purchase Order For Default. It is understood and agreed that time is of the essence in any Purchase Order or any extension thereof effected by any

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                             CONFIDENTIAL TREATMENT

Change Order. DMC Stratex may terminate any Purchase Order by written notice, in whole or in part, if (a) MTI fails to make delivery of the Product or to perform the Services within [****] of the agreed-upon delivery schedule specified in the Purchase Order or the applicable Change Order, (b) MTI fails to replace or correct defective Products in accordance with Section 9.3 ("Inspection upon Delivery") or Section 12.2 ("In-Warranty Repair"); (c) MTI fails to perform any of the provisions of the Purchase Order or to so fail to make progress as to endanger performance in any material respect in accordance with the terms thereof, or (d) if MTI becomes insolvent, admits in writing its inability to pay its debts in general as they mature, files a voluntary petition to bankruptcy, makes an assignment for the benefit of creditors or if a petition under bankruptcy is filed against it, and if the foregoing condition is not removed or petitions not dismissed within [****].

7.6. Termination of Purchase Order For Convenience. DMC Stratex may terminate any Purchase Order, in whole or part, at any time, by giving written notice to MTI specifying the extent to which performance under the Purchase Order is terminated. Immediately upon receipt of such notice, MTI shall stop performing under the Purchase Order, and within six (6) weeks after such notice, MTI shall submit to DMC Stratex its written termination claim. Failure of MTI to submit its termination claim as provided herein shall constitute an unconditional and absolute waiver by MTI of any claim arising from DMC Stratex's notice termination, except where the damage or claim in connection with such termination is not assessable or determinable within such six (6) week period but only if MTI submits such damage claim as soon as it is finally assessed or determined. MTI shall reasonably assess its damage to determine whether or not any excess items may be used by MTI for the manufacture of associated products or diverted for any other purpose, and to correspondingly reduce MTI's termination claim by the value of such items, and MTI shall exercise commercially reasonable effort to so divert or otherwise dispose of such items to reduce its termination claim. When settlement has been made, title to any such items determined not useable by MTI and charged to DMC Stratex in the termination claim shall vest in DMC Stratex upon payment of the claim and forthwith be delivered to DMC Stratex at DMC Stratex's expense, under DMC Stratex's shipping instructions; provided that MTI shall be entitled to dispose of such items at its own discretion if DMC Stratex does not instruct on delivery to DMC Stratex or other disposition of such items within six (6) months after the settlement of the termination claim. In no event shall MTI be entitled to incidental or consequential damages, attorney's fees or agent's commissions as a result of DMC Stratex's termination in accordance with this Section 7.6. DMC Stratex reserves the right to verify claims hereunder, within sixty (60) calendar days after receipt of MTI's termination claim, and MTI shall make available to DMC Stratex upon its request, all relevant books, records, inventories and facilities for DMC Stratex's inspection and audit. DMC Stratex shall not unreasonably withhold, and shall promptly pay within five (5) calendar days following MTI's termination claim, the undisputed compensation or payment for the damages arising from DMC Stratex's termination for convenience set forth in this Section 7.6. During a period of one (1) year following the payment of damage claim to MTI, DMC Stratex shall have the right to inspect and audit, or have inspected and audited, all relevant books, records, inventories and facilities of MTI to ascertain such damage claim submitted by MTI pursuant to this Section 7.6. If any audit reveals that MTI materially overstated its damage claim, MTI shall immediately pay DMC Stratex the amount overstated, and MTI shall bear the cost of the audit.

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8. FORECAST AND LIABILITY.

8.1. Forecast. DMC Stratex will issue a forecast of the expected demand for the Products for [****], such forecast to be updated on or before the 5th business day of each month. DMC Stratex will issue Purchase Orders for the delivery of the Product for the first [****] of that [****] forecast. MTI shall procure any Long-Lead Time Components in good faith against DMC Stratex's forecast for the remaining [****] of the [****] forecast. In no event shall DMC Stratex be liable to MTI for the purchase of any non-cancellable, non-returnable Long-Lead Time Components for more than [****] of DMC Stratex's total price under the remaining [****] of the [****] forecast, provided, however, that MTI shall use its best efforts to cancel, return or to find alternate uses for any Long-Lead Time Components.

8.2. Delayed Shipments. DMC Stratex may request MTI to delay shipment of any Products for only up to [****] beyond the original shipment date, at no cost to DMC Stratex. The maximum allowable delayed shipments will not exceed [****] of the [****] scheduled shipments. Any shipment delayed at DMC Stratex's request for [****] or more than the original shipment date shall be fully paid by DMC Stratex to MTI at its total price in the applicable Purchase Order, regardless of whether the shipment has been delivered to DMC Stratex or DMC Stratex's customers, and payment for such shipment shall be due and payable in accordance with Section 10.1 of this Agreement. Upon such payment, title to Products in such delayed shipment will fully vest in DMC Stratex. MTI shall issue the invoice for such delayed shipment upon the earlier of: (a) the shipment date of the Products; and (b) the expiration of such [****] period.

8.3. Liability Reports. MTI will provide to DMC Stratex on a monthly basis a liability report detailing by part number the amount of liability incurred by MTI due to cancellation or delay by DMC Stratex.

8.4. Excess Materials. "EXCESS MATERIALS" mean those excess components, purchased by MTI in response to DMC Stratex's Forecast, which cannot be incorporated into the Products because of DMC Stratex's terminations, rescheduling or other delays caused by DMC Stratex, and which cannot be returned to the supplier for a refund. MTI will notify DMC Stratex of the amount and dollar liability of any Excess Materials in a consolidated monthly report. The parties will jointly review the status of Excess Materials on a quarterly basis, and will decide what action to take with respect to such Excess Materials semiannually. Reimbursement or compensation to MTI by DMC Stratex for the value of such Excess Materials shall be made on a semi-annual basis, no later than thirty (30) calendar days after DMC Stratex's receipt of MTI's monthly reports (reconciled to the parties' joint quarterly review) of such Excess Materials for the preceding six months. MTI will mitigate the cost of such Excess Materials by working with its suppliers to obtain the lowest possible liability.

8.5. Obsolete Materials. "OBSOLETE MATERIALS" mean those unique materials that MTI ordered in response to DMC Stratex's Purchase Orders or Forecast, which MTI has on hand, but which can no longer be used by MTI pursuant to this Agreement. On a monthly basis, MTI will send (under separate cover from the Excess Materials report) a report, which identifies MTI's purchase cost for such Obsolete Materials. The parties shall jointly review and discuss the appropriate reimbursement or compensation to MTI for such Obsolete Materials on a quarterly basis. Reimbursement or compensation to MTI by DMC Stratex for the value of such Obsolete Materials shall be made on a semi-annual basis, no later than thirty
(30) calendar days after DMC Stratex's receipt of MTI's

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monthly reports (reconciled to the parties' joint quarterly review) of such
Obsolete Materials for the preceding six months. MTI will mitigate the cost of such Obsolete Materials by working with its suppliers to obtain the lowest possible liability.

8.6. MTI's Obligation to Notify DMC Stratex of Discontinued Materials. MTI shall promptly notify DMC Stratex of any plans by a third party supplier to discontinue the manufacture or supply of any Component or accessories to be incorporated into the Product, to the extent MTI, or any of any of its affiliates, becomes aware of such discontinuance. MTI shall use best efforts to provide notice sufficient to allow DMC Stratex to make alternate arrangements to procure such Component or accessory.

9. PACKING AND SHIPPING.

9.1. Packing. Unless otherwise specified, all Products shall be packed, packaged, marked and otherwise prepared for shipment in a manner which is: (a) in accordance with good commercial practice, (b) acceptable to common carriers for shipment at the lowest rate for the particular Product and in accordance with all governmental regulations, and (c) adequate to ensure safe arrival of the Product at the named destination and for storage and protection against weather. An itemized packing sheet must accompany each shipment unless otherwise specified.

         9.1.1. All orders shall be shipped complete by a single shipment or a number of shipments, unless otherwise instructed by DMC Stratex. MTI shall immediately give DMC Stratex oral advice of any prospective failure to ship the specified quantity of Products in time to meet the scheduled delivery date. Should only a portion of the Products be available for shipment by the delivery date, MTI shall consult with DMC Stratex to obtain delivery instructions. Where DMC Stratex permits MTI to make partial shipments (such permission not to be unreasonably withheld), the shipments shall be applied against completion of the oldest open Purchase Order first.

         9.1.2. If MTI ships any Product by a method other than as specified in the corresponding Purchase Order, MTI shall pay any resulting increase in the cost of freight incurred over the cost of freight which would have been incurred had MTI complied with DMC Stratex's shipping instructions, except where such a variation in the method of shipment results from a Change Order pursuant to Section 7.2, in which event, such cost shall be borne by DMC Stratex.

         9.1.3. If solely due to MTI's failure to make timely shipment, the specified method of transportation would not permit MTI to meet the scheduled delivery date, the Products affected shall be shipped by air transportation or other expedient means reasonably acceptable to DMC Stratex. In such circumstance, MTI shall pay for any resulting increase in the freight cost over that which DMC Stratex would have been required to pay if the specified method of transportation was used.

         9.1.4. If MTI ships more Products than ordered in the Purchase Order, the amount of over-shipment may, at DMC Stratex's option, either be kept by DMC Stratex for credit against future shipments or returned to MTI


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                  at MTI's expense. DMC Stratex will not be obligated to pay MTI for any overshipment of the Products.

         9.1.5. MTI shall obtain DMC Stratex's approval before making any delivery more than ten (10) business days prior to the scheduled delivery date. If MTI ships more than ten (10) business days in advance of the scheduled delivery date without DMC Stratex's approval, DMC Stratex may return the Products to MTI at MTI's expense.

9.2. Delivery. Unless otherwise specifically provided on the face of the Purchase Order, all Products shall be delivered on Ex Works (Incoterms 2000), MTI's facility, freight collect.

9.3. Inspection Upon Delivery. Upon receipt of any Product delivery, DMC Stratex shall have two (2) weeks to inspect and test such Product in accordance with the procedures set forth on Exhibit E. If the Product is found to be defective in material and workmanship, or if the Product does not conform to Specifications, DMC Stratex shall have the right to reject such Product during such two (2) week period. Product not rejected during such period shall be deemed accepted. Rejected Product shall be replaced with conforming Product within two (2) weeks after receipt of the rejected Product. DMC Stratex shall have the right to inspect and test such replacement Product within two (2) weeks of delivery.

9.4. Rejection of Replacement Products. If any replacement Product provided to DMC Stratex after rejection of the original Product pursuant to Section 9.3 is found to be defective in material and workmanship, or if such replacement Product does not conform to Specifications, DMC Stratex shall, at its option,
(a) afford MTI one or more extensions of time to correct the non-conformance for a period to be specified by DMC Stratex, or (b) terminate the Purchase Order and be entitled to a prompt and full refund of all amounts previously paid for such Product, and notwithstanding Section 6.2 ("DMC Stratex's Exclusivity"), purchase Product from a third party supplier.

9.5. Export and Import Responsibilities.

         9.5.1. Exports from Taiwan. MTI shall be responsible for obtaining the appropriate license or permits to clear Taiwan customs for export. DMC Stratex will be responsible for supplying export documents, letters of instruction and carrier routing for transportation. MTI will furnish DMC Stratex with all information necessary for DMC Stratex to timely generate export documents.

         9.5.2. Imports to Taiwan. MTI shall be responsible for obtaining the appropriate licenses or permits (including, without limitation, shipping transport, customs and other clearances) necessary to import the Consigned Business Inventory to Taiwan or the PRC, as applicable. Shipment of the Consigned Business Inventory to Taiwan will be made on an Exworks (Incoterms
                  2000), DMC Stratex's facility, freight collect. DMC Stratex will act as the "Principal Party of Interest" and will be responsible for complying with the export laws of the United States of America, and for generating export documents to forwarder and/or carriers for shipment out of the United States of America. MTI will designate the forwarder and pay all freight and handling charges for such shipments.


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                    DMC STRATEX NETWORKS, INC. CONFIDENTIAL


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9.6. NAFTA. From time to time, MTI will be required to qualify shipments under the North American Free Trade Agreement (NAFTA), and MTI, or its U.S.-based designated affiliate, shall be designated as the importer of record. MTI will be required to assemble and test materials in San Jose, California, United States of America, in order to qualify finished Product as United States origin materials. Expenses associated with these transactions for the Altium Product shall be as set forth on Exhibit H and borne by DMC Stratex, and expenses associated with these transactions for the XP4Plus+ Product shall be negotiated by the parties in good faith. Records must be kept on NAFTA qualified Products for DMC Stratex Networks and U.S. government inspection, as required.

10. PAYMENT.

10.1. Invoices. Unless DMC Stratex disputes the amount due on an invoice in good faith, DMC Stratex shall pay MTI's invoices [****] from receipt thereof. Payment of invoices shall not constitute acceptance of the Product and shall be subject to adjustment for errors, shortages, and defects in the Product or other failure of MTI to meet agreed-upon requirements of the Purchase Order.

10.2. Set-off. DMC Stratex may set off any amount owed by DMC Stratex to MTI under this Agreement or the Asset Purchase Agreement against any amount owed by MTI to DMC Stratex under this Agreement or the Asset Purchase Agreement, provided that DMC Stratex shall notify MTI in advance of any such set-off.

11. WARRANTIES.

11.1. MTI General Warranty. MTI represents, warrants and covenants that: (a) MTI has full power to enter into this Agreement and to carry out its obligations under this Agreement; (b) each of MTI's employees, consultants, contractors or any other third party who has been or will be involved in the development of the Product will have executed an agreement with MTI conveying all proprietary rights in and to the Product to MTI; and (c) MTI has the right to disclose or use, without liability to others, all subject matter, including ideas, inventions, creations, works, processes, designs and methods as developed by MTI that MTI will disclose or use in performing the Services.

11.2. MTI Products Warranty. MTI represents, warrants and covenants that: (a) all Products and Deliverables furnished hereunder shall meet the quality, operating conditions and performance requirements described in the Specifications and any applicable Purchase Order; (b) all Products shall be free from defects in workmanship and material; (c) MTI has good and marketable title to the Products to be furnished hereunder and there are no liens, claims or encumbrances of any kind whatsoever against the Product manufactured by MTI for DMC Stratex (other than the security interest in favor of DMC Stratex described in Section 3.8); and (d) any MTI contributed portion of the Product shall not infringe any Intellectual Property Rights of any third parties. If any Product delivered hereunder does not meet the warranties specified in this Section 11.2 or otherwise as applicable, DMC Stratex may, at its election, require MTI to promptly correct, at no cost to DMC Stratex, any defective or nonconforming Products by repair or replacement, at MTI's facility for a period of [****] from delivery ("WARRANTY PERIOD"), as set forth more fully in Section 12.2 herein. The provisions of this clause shall not limit or affect the rights of DMC Stratex under Section 9.3.

11.3. MTI Service Warranty. MTI represents, warrants and covenants that: (a) the Services performed shall meet the quality, operating conditions and performance


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requirements described in the Specifications and any applicable Purchase Order;
(b) all Services shall be performed in accordance with professional standards, generally applicable to the relevant industry; and (c) in connection with its performance with its performance of Services, MTI will not infringe any Intellectual Property Rights of any third party.

11.4. MTI Compliance with Laws Generally. MTI represents, warrants and covenants that: (a) MTI shall comply with all Laws in all material respects as applicable to its performance under this Agreement; and (b) MTI shall at all times perform any Services safely and in a manner which shall minimize, to the greatest extent possible, any threat of bodily injury or property damage, and shall enforce compliance with the professional standards of safety applicable in the relevant industry and accident prevention found under applicable Laws. Upon written request by DMC Stratex, MTI agrees to execute and furnish a certification of compliance, which may be on DMC Stratex's form reasonably acceptable to MTI and which shall certify compliance with any applicable federal, state, local laws or regulations, including, but not limited to, FLSA, EEOC, and OSHA, or their equivalent.

11.5. DMC Stratex Warranty. DMC Stratex represents, warrants and covenants that
(a) DMC Stratex has full power to enter into this Agreement and to carry out its obligations under this Agreement; (b) DMC Stratex has the right to disclose or use, without liability to others, all subject matter, including ideas, inventions, creations, works, processes, designs and methods that DMC Stratex will disclose in conjunction with its performance under this Agreement; (c) those portions of the Product designed by and proprietary to DMC Stratex do not and will not infringe any Intellectual Property Rights of any third parties; (d) the Consigned Business Inventory incorporated into the Products by MTI shall meet the quality, operating conditions and performance requirements necessary for manufacture of the Products in conformance with Specifications; (e) the Consigned Business Inventory incorporated into the Products by MTI shall be free from defects in workmanship and material during the Warranty Period, (f) DMC Stratex has good title to the Consigned Business Inventory to be transferred to MTI on a consignment basis, and there are no liens, claims or encumbrances of any kind whatsoever against any of the Consigned Business Inventory (other than the security interest in favor of DMC Stratex described in Section 3.8), and (g) DMC Stratex shall comply with all Laws in all material respects as applicable to its performance under this Agreement. In the event of a material breach of DMC Stratex's warranty set forth in Section 11.5(d) or 11.5(e), MTI's sole and exclusive remedy, and DMC Stratex's sole liability, for DMC Stratex's material breach of Section 11.5(d) or 11.5(e) shall be for DMC Stratex to pay all reasonable costs incurred by MTI to fix (if MTI decides to so fix) the defect in the Consigned Business Inventory incorporated into the Product.

11.6. Disclaimer of Warranty. THE FOREGOING WARRANTIES SHALL CONSTITUTE CONDITIONS AND ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF THIRD PARTY RIGHTS. THE FOREGOING WARRANTIES SHALL SURVIVE ANY DELIVERY, INSPECTION, ACCEPTANCE OR PAYMENT OF OR FOR THE PRODUCTS.


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12. REPAIRS AND DISCONTINUANCE.

12.1. Last Buy. In the event of termination or expiration of this Agreement for any reason, DMC Stratex shall have the right to place, and MTI shall accept, a final Purchase Order for Products at the then-current Prices pursuant to the terms and conditions of this Agreement. This Agreement shall be deemed terminated only upon MTI's satisfaction of its obligation pursuant to this
Section 12.1, at which time production of the Product shall be deemed terminated, subject to Section 16.5 of this Agreement. The final Purchase Order shall require all Products to be delivered within [****] of the final Purchase Order date.

12.2. In-Warranty Repair. In the event DMC Stratex returns to MTI a non-conforming Product, covered under the warranty set forth in Section 11.2, MTI shall repair and return the non-conforming Product within ten (10) business days of the receipt of such non-conforming Product. In the event MTI fails to timely provide the foregoing remedy, MTI shall promptly issue a credit to DMC Stratex for the returned non-conforming Product.

12.3. Out of Warranty Repair - During Term. Prior to DMC Stratex issuing a final Purchase Order under Section 12.1 above, MTI shall repair out-of-warranty Products at the prices set forth on Exhibit G. For out-of-warranty repairs, MTI shall repair or replace such non-conforming Products within ten (10) business days for [****] of the returned Products and within fifteen (15) business days for the remaining [****] of the returned non-conforming Products.

12.4. After Term Support. For a period of not less than [****] years after the earlier of (a) DMC Stratex's placement of a final Purchase Order under Section
12.1 above; and (b) the termination or expiration of this Agreement, MTI shall:
(i) maintain repair capability for such Product, to the extent that MTI's suppliers or contractors, either named in the AML or otherwise, provide such repair capability for the equivalent term (except, however, in the event such other supplier or contractor ceases providing such services, MTI shall use best efforts to locate alternate suppliers or contractors to provide such repair capability), and (ii) make best efforts to work with DMC Stratex to determine a mutually agreeable supply of spare parts for each Product, either from current suppliers or alternate suppliers. Any spare parts provided pursuant to this
Section 12.4 will be materially equivalent to the original parts in form, fit and function. Following DMC Stratex's issuance of a final Purchase Order, MTI agrees to repair out-of-warranty Products at prices and in time frames to be mutually agreed upon by the parties (and the parties agree to negotiate such terms reasonably and in good faith). Except with respect to the foregoing sentence, the terms of this Agreement will govern all repairs of Products. For each Product, MTI shall provide a standard spare parts list.

12.5. Returns. All non-conforming Products repaired and returned to DMC Stratex pursuant to this Section 12 shall be accompanied by a report that gives the following details: (a) RMA reference number under which the unit/assembly was returned; (b) Part Number and Serial number of the returned unit/assembly; (c) Part number and description of the individual component causing the fault; (d) Circuit Reference Designator of the defective component; (e) Part number of the PCB sub assembly from which that the defective component was removed; (f) Revision of the sub assembly; (g) Date of manufacture of the returned unit/Assembly; (h) Root Cause Analysis of the unit/assembly defect (upon request); and (i) any other information reasonably requested by DMC Stratex. MTI shall provide to DMC Stratex a monthly report (including a soft


                                       22
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                             CONFIDENTIAL TREATMENT

copy) of historical trends, including, without limitation, a Pareto Analysis of the root causes found.

13. INDEMNIFICATION; LIMITATION OF LIABILITY.

13.1. MTI Indemnification. MTI will indemnify, hold harmless, and, at DMC Stratex's request, defend DMC Stratex, its directors and employees (collectively "DMC STRATEX IMDEMNITEES") from and against any loss, cost, liability or expense (including reasonable court costs and attorneys' fees) arising out of (a) injuries or death to persons or damage to property in any way arising out of or caused or alleged to have been caused by Services performed by, or Products provided by, MTI, or any third party working under MTI's control or direction;
(b) any breach of any representation or warranty by MTI or failure of MTI to perform its obligations under this Agreement; or (c) violation of any Law, including, without limitation, any environmental laws, in any way arising out of or caused or alleged to have been caused by MTI's Services or by any Product provided by MTI (collectively "DMC STRATEX CLAIMS"). DMC Stratex agrees (i) to notify MTI of any DMC Stratex Claim, (ii) if DMC Stratex has not requested that MTI defend the DMC Stratex Claim, to permit MTI, at MTI's expense, to participate in the defense thereof with counsel of MTI's choosing, and (iii) if DMC Stratex has requested that MTI defend the DMC Stratex Claim, to provide MTI, at MTI's sole expense, with all needed information, assistance and authority necessary for MTI to do so. MTI shall not settle or compromise any DMC Stratex Claim, without DMC Stratex's prior written approval, which approval shall not be unreasonably withheld. DMC Stratex may, at its own option and expense, be represented in any action or proceeding, arising from the DMC Stratex Claim, by legal counsel of its own selection. If MTI has defended, or has assumed the defense of the DMC Stratex Claim, either upon DMC Stratex's request or otherwise, DMC Stratex shall not settle or compromise any DMC Stratex Claim without MTI's prior written consent.

13.2. DMC Stratex Indemnification. DMC Stratex will indemnify, hold harmless, and, at MTI's request, defend MTI, its directors and employees (collectively "MTI IMDEMNITEES") from and against any loss, cost, liability or expense (including reasonable court costs and attorneys' fees) arising out of (a) injuries or death to persons or damage to property in any way arising out of or caused or alleged to have been caused by DMC Stratex's design of Products or by any third party working under DMC Stratex's control or direction; (b) any breach of any representation or warranty by DMC Stratex or failure of DMC Stratex to perform its obligations under this Agreement; or (c) violation of any Law, including, without limitation, any environmental laws, in any way arising out of or caused or alleged to have been caused by DMC Stratex or by DMC Stratex's design of the Products (collectively "MTI CLAIMS"). MTI agrees (i) to notify DMC Stratex of any MTI Claim, (ii) if MTI has not requested that DMC Stratex defend the MTI Claim, to permit DMC Stratex, at DMC Stratex's expense, to participate in the defense thereof with counsel of DMC Stratex's choosing, and (iii) if MTI has requested that DMC Stratex defend the MTI Claim, to provide DMC Stratex, at DMC Stratex's sole expense, with all needed information, assistance and authority necessary for DMC Stratex to do so. DMC Stratex shall not settle or compromise any MTI Claim, without MTI's prior written approval, which approval shall not be unreasonably withheld. MTI may, at its own option and expense, be represented in any action or proceeding, arising from the MTI Claim, by legal counsel of its own selection. If DMC Stratex has defended, or has assumed the defense of the MTI Claim, either upon MTI's request or otherwise, MTI shall not settle or compromise any MTI Claim without DMC Stratex's prior written consent.


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13.3. Limitation of Liability. EXCEPT FOR ANY DAMAGES ARISING FROM BREACH OF
SECTION 1.2 ("RESTRICTIONS AND RESERVATION OF RIGHTS"), 4.7.2 ("TRADEMARK LICENSE RESTRICTIONS"), 13.1 ("MTI INDEMNIFICATION"), 13.2 ("DMC STRATEX INDEMNIFICATION") AND/OR 15 ("CONFIDENTIALITY") HEREOF, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR: (A) SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND, OR FOR ANY LOSS OF PROFITS, LOSS OF REVENUE, LOSS RESULTING FROM INTERRUPTION OF BUSINESS, WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH LOSS; OR (B) MONETARY DAMAGES COLLECTIVELY IN EXCESS OF [****] UNITED STATES DOLLARS.

14. INSURANCE.

During the Term and for so long as any Products are available for sale in any jurisdiction and so long as any Consigned Business Inventory, manufactured Product, tooling, test fixtures or any other property of DMC Stratex ("DMC PROPERTY") remain on MTI's site, in transit between sites, or otherwise in MTI's care and custody, MTI shall maintain, at its sole cost and expense, such insurance policy or policies which may be customary or required by law or by regulation for the purposes of carrying out its general business activities as well as its obligations under this Agreement. Such insurance shall include, at a minimum, an adequate comprehensive insurance policy or policies from reputable insurer(s) in sufficient amounts necessary to cover the value of such DMC Property for any loss or damage thereto. Such insurance policy(ies) shall, to the extent it is available in the general insurance market in Taiwan, cover against "all risks", including earthquakes, theft, civil commotion, malicious damage, fire, lightening and explosion, flood or general water damage, typhoon, and any other insurable cause covered under such insurance policies.

MTI will provide DMC Stratex with copies of the insurance policies maintained under this Section. To the extent permitted under the applicable policy(ies) procured by MTI, MTI will name DMC Stratex as an additional insured and the policy(ies) will contain a waiver of subrogation with respect to the additional insured. MTI shall be responsible for the maintenance and renewal of all policies required under this Section and may not cancel, terminate or curtail the insurance policy(ies) in any manner without the prior express written approval of DMC Stratex, which approval shall not be unreasonably withheld.

If MTI cannot or fails to obtain such insurance policy(ies), MTI shall indemnify, defend, and hold harmless DMC Stratex against (a) any loss or damage to DMC Property, to the extent such damage occurred as a result of an insurable cause generally covered by such insurance policies; and (b) any claims made by government regulatory bodies or other third parties, as a result of either (i) any failure by MTI to maintain such insurance which may be required by law or by regulation, or (ii) any claim filed by an employee of MTI or any third party due to bodily injury or property damage caused by or in relation to the use, care or handling of DMC Property. These indemnity provisions will survive any termination or expiration of this Agreement.

15. CONFIDENTIALITY.

15.1. Definition of Confidential Information. "CONFIDENTIAL INFORMATION" means any and all information and material disclosed by the disclosing party ("DISCLOSER") to the receiving party ("RECIPIENT") or obtained by Recipient through inspection or observation of Discloser's property or facilities (before or after the signing of this Agreement, and


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whether in writing, or in oral, graphic, electronic or any other form) that is marked or described as, identified in writing as, or provided under circumstances indicating it is, confidential or proprietary. Confidential Information, includes, without limitation, (a) DMC Stratex's Request for Quotation or Proposal (if any), Specifications, Deliverables, DMC Stratex Exclusive Tooling, DMC Stratex Know-How and any trade secrets or other non-public information related to any of the foregoing; (b) any information relating to either party's product plans, product designs, product costs, product prices, finances, marketing plans, business opportunities, personnel, research, development or know-how; (c) any third party confidential information disclosed to DMC Stratex or to MTI, and (d) the terms, conditions and existence of this Agreement.

15.2. Non-Disclosure Obligations. Recipient shall hold all Confidential Information of Discloser in confidence and shall not disclose any Confidential Information to any third party. Subject to Section 17.12 ("Equitable Relief"), Recipient shall disclose Discloser's Confidential Information only to its employees and agents who need to know such information and who are bound by restrictions regarding disclosure and use of such information comparable to and no less restrictive than those set forth herein. Recipient shall not use any Confidential Information for the benefit of itself or any third party or for any purpose other than the purpose of this Agreement. Recipient shall take the same degree of care that it uses to protect its own confidential and proprietary information of similar nature and importance (but in no event less than reasonable care) to protect the confidentiality and avoid the unauthorized use, disclosure, publication or dissemination of the Confidential Information. The obligations of this Section 15 with respect to any item of Confidential Information or with respect to any discussions or agreements between the parties shall survive and continue for five (5) years from the date of Recipient's receipt of such Confidential Information, except that obligations with respect to trade secrets shall survive any termination or expiration of this Agreement and shall survive in perpetuity.

15.3. Exceptions. The foregoing restrictions will not apply to Confidential Information to the extent such Confidential Information: (a) is or becomes publicly known through no act or omission of the Recipient; (b) was rightfully known by Recipient before receipt from Discloser, as evidenced by Recipient's contemporaneous written records or any other demonstrable proof; (c) becomes rightfully known to Recipient without confidential or proprietary restriction from a source other than Discloser that does not owe a duty of confidentiality to Discloser with respect to such Confidential Information; or (d) is independently developed by Recipient without the use of or reference to any Confidential Information, as evidenced by Recipient's contemporaneous written records or any other demonstrable proof. In addition, Recipient may use or disclose Confidential Information to the extent (i) approved in writing in advance by Discloser or (ii) Recipient is legally compelled to disclose such Confidential Information, provided, however, that prior to any such compelled disclosure, Recipient shall give Discloser reasonable advance notice of any such disclosure, to the extent legally permissible, and shall cooperate with Discloser in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information.

15.4. Return of Confidential Information. Upon any expiration or termination of this Agreement or upon the request of the Discloser, Recipient shall return or destroy, at Discloser's option, all Confidential Information of Discloser and any copies thereof, unless retention of such Confidential Information is provided for herein. In addition, Recipient shall promptly destroy any electronic or otherwise non-returnable embodiments of Discloser's Confidential Information.


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16. TERM AND TERMINATION.

16.1. Term. This Agreement shall commence on the Effective Date and shall continue for a period of five (5) years from the Effective Date, unless terminated earlier as provided in this Section 16. After expiration of the initial term, this Agreement may be extended upon agreement by the parties. The initial term and any renewal term shall be collectively referred to herein as the "TERM."

16.2. Termination for Cause. Either party may terminate this Agreement at any time if the other party is in material breach of any warranty, term, condition or covenant of this Agreement, and fails to cure such breach within [****] (unless such period is extended by the agreement of the parties) after receiving notice of that breach and the other party's intention to terminate, except that DMC Stratex may terminate this Agreement immediately if MTI has materially breached Section 1.2, 4.7.2 or 15 herein, and MTI may terminate this Agreement if DMC Stratex has materially breached Section 2.2 or 15 herein. Termination will become effective automatically upon expiration of the cure period in the absence of a cure.

16.3. Termination for Bankruptcy. This Agreement shall be immediately terminated if either party voluntarily or involuntarily (and such involuntary bankruptcy proceeding is not dismissed within sixty (60) days of filing) becomes subject to any bankruptcy, receivership, liquidation, reorganization or other proceeding of insolvency in favor of the general interest of all its creditors, subject to MTI's termination obligations as set forth in 16.5.

16.4. Effect of Termination. Any provisions of this Agreement, which are intended, by their specific terms or by necessary implication, to survive the expiration or termination of this Agreement shall so survive. Except as expressly provided for in this Agreement (such as remedies set forth with respect to changes in forecasts and Purchase Orders in Sections 7 and 8 of this Agreement), neither party shall be liable to the other party for damages of any sort solely as a result of terminating this Agreement in accordance with its terms. Termination of this Agreement will be without prejudice to any other right or remedy of either party.

16.5. Termination Obligations. Upon any expiration or termination of this Agreement for any reason, MTI shall promptly assist DMC Stratex in transitioning the manufacturing and supply capabilities for the Products back to DMC Stratex, or to a third party designated by DMC Stratex, in an orderly manner pursuant to the prices, terms and conditions as reasonably determined by the parties. Provided DMC Stratex pays for such Products, MTI shall continue to manufacture, under the terms and conditions of this Agreement, the Products or the necessary Components for the Products, solely as determined by DMC Stratex. MTI's obligation to continue to supply DMC Stratex with the Products (or Components) shall continue during such period of time as necessary to fully transition the manufacturing and supply capabilities from MTI to DMC Stratex or its designee. Any transition of manufacturing and supply capabilities from MTI to DMC Stratex or its designee, when made, shall only be relevant to the Products and only to the extent necessary for DMC Stratex to obtain manufacturing services for the Products from third-party suppliers. Other than as necessary to comply with
Section 2.2 or this Section 16.5, in no event shall MTI be obligated to transfer or disclose any MTI Know-How for such transition.


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16.6. Exit Strategy. Should the business environment change significantly to dictate a different manufacturing strategy for DMC Stratex or for MTI, the parties shall negotiate a termination of this Agreement, or other resolution to this Agreement and jointly determine the details of an "Exit Strategy" that shall be mutually beneficial to both parties or shall minimize any adverse impact to either party to the greatest possible extent.

16.7. Return of Materials. Upon any expiration or termination of this Agreement, or otherwise upon DMC Stratex's request, production material consigned to MTI, DMC Stratex Exclusive Tooling and other DMC Stratex tools, test fixtures, test equipment, and automated test equipment will be returned to DMC Stratex, or the parties will otherwise decide what action to take, as instructed by and at the cost of DMC Stratex. Items such as "golden test units" that MTI may obtain from DMC Stratex on loan or consigned will be returned to DMC Stratex. As appropriate, the value of such items will be discounted for the period of use. In the event of any termination or expiration of this Agreement, all Confidential Information and other data relating to DMC Stratex, the Products or the Specifications will be returned to DMC Stratex or migrated to a third party as instructed by DMC Stratex.

16.8. Transition back - "Recapture" or "Migrate". In the event the parties decide to transition the manufacturing of the Products back to DMC Stratex, MTI shall participate, in good faith, in support of such transition.

16.9. Buy Back - Technology Investment. As jointly determined, DMC Stratex will buy back any MTI technology investment that is required for DMC Stratex to continue manufacturing at DMC Stratex facilities at such prices, terms and conditions to be mutually agreed.

16.10. Emergency Back Up Plan. During the Term and for a period of twelve (12) months thereafter, MTI shall maintain (at a location outside of Taiwan) all necessary information and documentation required for the manufacture of Products, including, without limitation, any and all necessary trade secret, know-how, idea, invention, process, technique, algorithm, program (whether in source code or object code form), design, schematic, drawing, formula, data, and technical, engineering, manufacturing, and product information (collectively, "EMERGENCY DOCUMENTATION"). Such Emergency Documentation shall contain sufficient information for DMC Stratex to recreate the manufacturing process at another location in the event MTI cannot perform its obligations under this Agreement.

17. GENERAL.

17.1. Force Majeure. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government or court, shortages of material or supplies or any other cause beyond the control of such party ("FORCE MAJEURE"), provided that:
(a) the non-performing party gives the other party written notice of the force majeure promptly, but in any event no later than sixty (60) calendar days after the discovery thereof, and uses good faith efforts to perform its obligations under this Agreement; and (b) in the event the party affected by the Force Majeure event is MTI, MTI comply promptly with its obligations under Section
16.10 ("Emergency Back Up Plan") of this Agreement. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure, not to exceed six (6) months. In addition, upon the occurrence of any


                                       27
                    DMC STRATEX NETWORKS, INC. CONFIDENTIAL

                             CONFIDENTIAL TREATMENT


Force Majeure event that prevents MTI from manufacturing or delivery of the Products pursuant to the Purchase Order, DMC Stratex's obligations under Section
6.2 ("DMC Stratex's Exclusivity") will be terminated, and upon the conclusion of such Force Majeure event and upon MTI being ready to perform its obligations under this Agreement, the parties will negotiate a reinstatement of such obligations.

17.2. Relationship of Parties. Each party hereby represents and warrants to the other that it is engaged in an independent business and shall perform its obligations under this Agreement as an independent contractor and not as an agent or employee of or a joint venturer with the other party; that the persons performing the Services hereunder for or by itself are not agents or employees of the other party; that it has and hereby retains, except as set forth herein, the right to exercise full control with respect to the means of its performance hereunder and full control over the employment, direction, compensation and discharge of all employees, agents and subcontractors assisting in such performance; that it shall be solely responsible for all matters relating to payment of such employees, including compliance with worker's compensation, unemployment and disability insurance, social security withholding, and all such matters; and that it shall be responsible for the acts of itself and the acts of all agents, employees and contractors employed by it during its performance under this Agreement.

17.3. Subcontractors. If subcontractors are employed by a party, such party shall be fully responsible for their acts and omissions and the acts and omissions of their employees. There shall be no contractual relationship between the subcontractor and the other party. The party employing such subcontractors shall indemnify, defend and hold harmless the other party from and against any and all liability for payment of its subcontractors and suppliers, including, without limitation, mechanic's liens.

17.4. Public Announcements. The parties hereto shall not make any press release or public announcement concerning this Agreement or any term hereof, the existence of discussions between the parties, or any memoranda, letters or agreements between the parties relating to the transaction contemplated hereby, except with the prior written consent of the other party or as required under applicable law or regulatory authority. Any press release or public announcement relating to the transaction drafted by a party hereto in accordance with the terms hereof must be approved by the non-drafting party, such approval not to be unreasonably withheld.

17.5. Assignment.

         17.5.1. As DMC Stratex has specifically contracted for MTI's services, and as MTI has specifically agreed to provide Services to DMC Stratex, neither party may assign or delegate its obligations under this Agreement, either in whole or in part, in any manner whatsoever, without the prior written consent of the other party.

         17.5.2. Without limiting the generality of the foregoing, each party may be acquired in a Change-of-Control Event, without obtaining the other party's prior written consent, subject to
                  Section 17.5.3. A "Change-of-Control Event" shall mean any transaction or series of transactions, including, without limitation, any merger or other corporate reorganization of a party, any equity investment in such party, any sale of all or substantially all of the assets of such party, any sale or series of sales or any other transfer or series of transfers of such party's


                                       28
                    DMC STRATEX NETWORKS, INC. CONFIDENTIAL

                             CONFIDENTIAL TREATMENT


                  voting stock by its present shareholders or their grant of a proxy or proxies or their entry into a voting trust or any other agreement, or any combination of such transactions, which results in the present shareholders of such party owning less than a majority of the voting stock of such party or otherwise not possessing direct day to day control of the management and affairs of such party.

         17.5.3. If either party enters into substantial negotiations that can lead to a Change-of-Control Event, as defined in Section 17.5.2, and such party determines that such Change-of-Control Event will have a Material Adverse Effect on the other party, the party affected by the Change-Of-Control Event shall promptly notify the other party thereof, and a consultation shall immediately commence upon the other party's request. The parties further agree that:

                  (a) The agenda for such consultation shall include (i) whether it is necessary to make adjustment to any clauses of this Agreement to avoid or minimize any Material Adverse Effect upon the non-assigning party; and (ii) if the manufacturing services by MTI to DMC Stratex is to be discontinued, the terms and conditions by which MTI and DMC Stratex will jointly conduct an orderly transition of MTI's manufacturing and supply capabilities for the Products to DMC Stratex; (iii) the period necessary for such transition; and (iv) the scope, royalty and other considerations and terms for the license to be granted by MTI to DMC Stratex necessary for DMC Stratex to obtain manufacturing services of the Products from other suppliers; and (v) other matters that either party deems appropriate; and the parties shall negotiate in good faith and with best efforts in order to reach conclusion on such consultation within sixty (60) calendar days after its commencement.

                  (b) Subject to the foregoing Section 17.5.3(a), if DMC Stratex elects not to consent to a Change-of-Control Event affecting MTI, DMC Stratex may terminate its obligations under Section
                  6.2 ("DMC Stratex Exclusivity"), without incurring any further obligations as a result of such termination. So long as DMC Stratex continues to place Purchase Orders with MTI under this Agreement, MTI shall supply Products in accordance with the terms and conditions of this Agreement.

                  (c) Subject to the foregoing Section 17.5.3(a), MTI may terminate this Agreement in the event DMC Stratex is Controlled by certain third party(ies) to be agreed upon by DMC Stratex and MTI in the future.

         17.5.4. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

17.6. Notices. Except as otherwise provided herein, all notices required hereunder or pertaining hereto shall be in writing and shall be deemed delivered and effective upon either (a) five (5) days after deposit in the mail, postage prepaid (except where the addressee proves that the notice is not received) (b) personal delivery, (c) electronic confirmation of a telecopy transmission received in its entirety at the applicable telecopy number indicated below, after which the notice will be sent within two (2) business days


                                       29
                    DMC STRATEX NETWORKS, INC. CONFIDENTIAL

                             CONFIDENTIAL TREATMENT

by recognized express courier service, as specified in (d) below, or (d) the earliest of delivery, refusal of the addressee to accept delivery or failure of delivery after at least one attempt during normal business hours, in each case as such events are recorded in the ordinary business records of the delivery service, which will be by recognized express courier service (such as United Parcel Service), with all charges prepaid or charged to the sender's account, to the applicable address set forth below or at such other address as shall be specified in writing in accordance with this Section:

         If to DMC Stratex:         DMC Stratex Networks, Inc.
                                    170 Rose Orchard Way
                                    San Jose, CA 95134
                                    Attn: [****]
                                    Fax: [****]
                                    email: [****]

         With a copy to:            Morrison & Foerster LLP
                                    755 Page Mill Road
                                    Palo Alto, CA 94304
                                    Attn: [****]
                                    Fax: [****]
                                    email:[****]

         If to MTI:                 Microelectronics Technology, Inc.
                                    1 Innovation Road II
                                    Science-Based Industrial Park
                                    Hsinchu, Taiwan
                                    Attn: [****]
                                    Fax: [****]
                                    email: [****]

         With a copy to:            Lee & Li, Attorneys-at-Law
                                    8th Floor, 11, Park Ave. II
                                    Science-Based Industrial Park
                                    Hsinchu, Taiwan
                                    Attn: [****]
                                    Fax: [****]
                                    email: [****]

17.7. Governing Law; Venue. This Agreement is deemed entered into in San Jose, California, United States of America and shall in all respects be governed by and construed under the laws of the State of California, United States of America, without reference to any of its choice of law rules that would require the application of the law of any other jurisdiction. The parties expressly disclaim the application of the United Nations Convention on the International Sale of Goods to this Agreement. The parties hereto agree that any and all claims, differences or disputes related to any provision of, or based on any right arising out of, this Agreement (other than those claims involving or related to consignment and security interest remedies or enforcement, including, without limitation, the right, title and interest of DMC Stratex in the Consigned Business Inventory not purchased hereunder) shall be finally resolved by arbitration, composed by three (3) arbitrators of which either party shall select one (1) and the two (2) arbitrators shall then appoint the third as the chairperson. The arbitration shall be conducted in (i) San Jose, California, United States of America, pursuant to the rules of the American


                                       30
                    DMC STRATEX NETWORKS, INC. CONFIDENTIAL

                             CONFIDENTIAL TREATMENT

Arbitration Association, if MTI is the applicant for the arbitration; and (ii) Taipei, Taiwan, pursuant to the ROC Arbitration Act if DMC Stratex is the applicant for the arbitration. The procedural law of the place of the arbitration shall apply where the rules are silent. All arbitral proceedings shall be conducted in English. The arbitral award shall be final, conclusive and enforceable by any court of competent jurisdiction.

17.8. Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, the remaining provisions of this Agreement shall be interpreted so as to best effect the intent of the parties. The parties further agree to replace any such invalid or unenforceable provisions with valid and unenforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such invalid and enforceable provisions.

17.9. Entire Agreement. This Agreement, together with all exhibits and schedules hereto, the Transition Services Agreement, the Asset Purchase Agreement and the Joint Services Agreement, constitute the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and supersede all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such subject matter, including, without limitation, the Memorandum of Understanding, entered into by and between MTI and DMC Stratex on or about May 24th, 2002 and the Master Agreement entered into by and between MTI and DMC Stratex on or about March 12, 2002.

17.10. Amendments, Modifications and Waivers. No delay or failure by either party to exercise or enforce at any time any right or provision of this Agreement will be considered a waiver thereof or of such party's right thereafter to exercise or enforce each and every right and provision of this Agreement. No single waiver will constitute a continuing or subsequent waiver. No waiver, modification or amendment of any provision of this Agreement will be effective unless it is in writing and signed by the parties, but it need not be supported by consideration.

17.11. Counterparts. This Agreement may be executed in any number of counterparts, by manual or facsimile signatures, all of which together shall constitute one agreement.

17.12. Equitable Relief. Because either party will have access to and become acquainted with Confidential Information of the other party, the unauthorized use or disclosure of which would cause irreparable harm and significant injury which would be difficult to ascertain and which would not be compensable by damages alone, the parties agrees that Discloser will have the right to injunctive relief, specific performance or other equitable relief, without posting of a bond, to redress a breach of Section 15 ("Confidentiality"), without prejudice to any other rights and remedies that the Discloser may have for a breach of this Agreement.

17.13. Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which are incorporated herein by this reference.


                                       31
                    DMC STRATEX NETWORKS, INC. CONFIDENTIAL

                             CONFIDENTIAL TREATMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.



DMC STRATEX NETWORKS, INC.              MICROELECTRONICS TECHNOLOGY, INC.

By:  /S/ Carl A. Thomsen                By:  /S/ Patrick Wang
     -------------------------------         ----------------------------------

Name:  Carl A. Thomsen                  Name:  Patrick Wang

Title:  Senior Vice President,          Title:  Chief Executive Officer and
Chief Financial Officer and                       Chairman of the Board
Corporate Secretary


                                       32
                    DMC STRATEX NETWORKS, INC. CONFIDENTIAL

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT A

                                   DEFINITIONS

Capitalized terms that are not otherwise defined in this Exhibit A shall have the meaning given them elsewhere in this Agreement or in the Asset Purchase Agreement entered into by and between the parties on or about June 30, 2002 ("ASSET PURCHASE AGREEMENT").

         1.1. "AML" shall have the meaning set forth in Section 4.3 of this Agreement.

         1.2. "ASSET PURCHASE AGREEMENT" shall have the meaning set forth in the introductory paragraph of this Exhibit A.

         1.3. "BUSINESS INVENTORY" means the inventory (including all parts, components and accessories) owned by DMC Stratex that may be required to produce the Products.

         1.4. "COLLATERAL" shall have the meaning set for in Section 3.8.2 of this Agreement.

         1.5. "COMPONENTS" shall mean those parts and sub-assemblies that will be incorporated into the Products.

         1.6. "CONSIGNED BUSINESS INVENTORY" shall have the meaning set forth in Section 3.1 of this Agreement.

         1.7. "DELIVERABLES" mean those prototype units of the Product, information and materials to be delivered by MTI to DMC Stratex pursuant to the terms and conditions of this Agreement, as set forth more specifically on Exhibit D.

         1.8. "DMC STRATEX EXCLUSIVE TOOLING" shall have the meaning set forth in Section 4.4 of this Agreement.

         1.9. "DMC STRATEX KNOW-HOW" means any data, processes, technical specifications and other information or material that is recorded in writing or otherwise in a material form relating to the manufacture of Products (whether protected by patent, copyright or any other applicable laws for protection of intellectual property right), and that is provided (or made available) to MTI by DMC Stratex or otherwise developed by or for and/or acquired by DMC Stratex or from proprietary information supplied by DMC Stratex, including, without limitation, registrable and unregistrable intellectual property, block and circuit diagrams, test procedures, specifications for mechanical components and materials, component drawings, purchase specifications, recommended sources for purchase of components or material, or screening procedures for selection of suppliers, systems configurations and software and any customer lists. For the avoidance of doubt, the scope of DMC Stratex Know-How does not include MTI Know-How.

         1.10. "DMC STRATEX KNOW-HOW IMPROVEMENTS" shall have the meaning set forth in Section 2.3.1 of this Agreement.

                             CONFIDENTIAL TREATMENT

         1.11. "DMC STRATEX TRADEMARKS" mean the DMC Stratex's logos, tradenames, trademarks and services marks which DMC Stratex shall place on Products pursuant to Section 4.7 of this Agreement.

         1.12. "FACILITY" shall have the meaning set forth in Section 3.1 of this Agreement.

         1.13.    "FIRST ARTICLE PROCESS" shall have the meaning set forth in
                  Section 5.2.1 of this Agreement, and is set forth in detail on Exhibit D.

         1.14. "IDU" means the indoor unit component of the Products, consisting of signal processing components and associated circuitry, mechanical parts and software required to meet system performance specifications.

         1.15. "INTELLECTUAL PROPERTY RIGHTS" mean any and all intellectual property rights, including, without limitation, patents, copyrights, trademarks, trade secrets, mask work rights, industrial rights and other intellectual property and proprietary rights throughout the world. Intellectual Property Rights shall include, without limitation, all rights, whether existing now or in the future, whether statutory or common law, in any jurisdiction in the world, together with all local, regional, national, and multinational registrations, applications for registration and all renewals and extensions thereof (including, without limitation, any continuations, continuations-in-part, divisionals, reissues, substitutions and reexaminations); all goodwill associated therewith; and all benefits, privileges, causes of action and remedies relating to any of the foregoing, whether before or hereafter accrued, including, without limitation, the exclusive rights to apply for and maintain all such registrations, renewals and extensions; to sue for all past, present and future infringements or other violations of any rights relating thereto; and to settle and retain proceeds from any such actions.

         1.16. "INVENTORY PERIOD" means the period beginning on July 1, 2002 and ending on December 31, 2003.

         1.17. "JOINT SERVICES AGREEMENT" means the agreement entered into by and between the parties that will govern the day-to-day activities and responsibilities of each party, which agreement is attached hereto as Exhibit J.

         1.18. "LAWS" mean any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, guideline, policy or rule of common law, or any governmental requirement or other governmental restriction or similar form of decision or determination, or any interpretation or administration of any of the foregoing by any applicable national, state, local, or foreign government (or any association, organization or institution of which any of the foregoing is a member, or to whose jurisdiction thereof is subject, or in whose activities any thereof is a participant), whether now or hereafter in effect.

         1.19. "LONG-LEAD TIME COMPONENTS" mean those components that have a cumulative lead-time (including current manufacturing cycle time) in excess of the Purchase Order commitments for the Products.

         1.20. "MANUFACTURING PERIOD" means the initial period of this Agreement, during which DMC Stratex will closely monitor MTI's progress on the initial set-up of

                             CONFIDENTIAL TREATMENT

                  the manufacturing process. During the Manufacturing Period, MTI will be required to deliver the Deliverables and meet the Milestones set forth on Exhibit D, including, without limitation, the First Article Process.

         1.21.    "MATERIAL DISCREPANCY" shall have the meaning set forth in
                  Section 3.7.3 of this Agreement.

         1.22. "MILESTONES" mean those agreed upon dates by which MTI will complete certain portion of the Services or deliver certain Deliverables, as set forth on Exhibit D.

         1.23. "MTI KNOW-HOW" means any data, processes, and other information or material, provided (or made available) by MTI to DMC Stratex pursuant to this Agreement, and that is recorded in writing or otherwise in a material form (whether protected by patent, copyright or any other applicable laws for protection of intellectual property right), relating to MTI's radio designs (including, without limitation, hybrid transceiver) and manufacturing process and proprietary product developed or acquired by or for MTI, and any improvements thereto made by or for MTI in the course of performing this Agreement.

         1.24. "OBLIGATIONS" shall have meaning set forth in Section 3.8.1 of this Agreement.

         1.25. "ODU" means the outdoor component of the Product, consisting of Microwave components and associated circuitry, mechanical parts and software required to meet system performance specifications.

         1.26. "PRICES" shall have the meaning set forth in Section 7.3 of this Agreement and shall be more specifically set forth on Exhibit H.

         1.27. "PRODUCTS" means the microwave radio products manufactured by MTI to Specifications, as described more specifically on Exhibit B.

         1.28. "PURCHASE" shall have the meaning set forth in Section 3.2.2 of this Agreement.

         1.29. "PURCHASED ASSETS" shall have the meaning set forth in Section 1.1(a) of the Asset Purchase Agreement.

         1.30.    "PURCHASE ORDERS" shall have the meaning set forth in Section
                  7.1 of this Agreement.

         1.31.    "REPORT OF PURCHASE" shall have the meaning set forth in
                  Section 3.6 of this Agreement.

         1.32. "RETAINED INVENTORY" means the Business Inventory that is retained by DMC Stratex (and not transferred to MTI) (a) in order for DMC Stratex to fulfill purchase orders for Products outstanding as of the date hereof, (b) in order for DMC Stratex to fulfill purchase orders for Products received during the Transition Period (as such term is defined in the Transition Services Agreement) that are to be fulfilled by DMC Stratex, and (c) all other inventory of DMC Stratex necessary to conduct its business and manufacture its products.

                             CONFIDENTIAL TREATMENT


         1.33.    "SALVAGE SALE" shall have the meaning set forth in Section
                  3.5.2 of this Agreement.

         1.34. "SCHEDULE" means the schedule for the completion of certain Milestones and delivery of certain Deliverables, as set forth in more detail on Exhibit D.

         1.35. "SCRAPPED" shall have the meaning set forth in Section 3.5.1 of this Agreement.

         1.36. "SCRAPPED BUSINESS INVENTORY" means any Business Inventory that is deemed to be obsolete by DMC Stratex pursuant to
                  Section 3.1 of this Agreement.

         1.37. "SERVICES" shall mean those manufacturing and supply services, as generally outlined in Section 4.8 hereof, to be provided by MTI for DMC Stratex in accordance with this Agreement.

         1.38. "SPECIFICATIONS" mean the technical specifications for the manufacture of the Products, as such Specifications are set forth on Exhibit C, as amended from time to time pursuant to
                  Section 4.2.

         1.39. "SUBSIDIARY" means an entity, of which fifty percent (50%) or more of its voting securities or beneficial ownership interest is owned directly or indirectly, or whose business operation is otherwise controlled by, MTI, and which will perform manufacturing services in accordance with this Agreement.

         1.40. "TERM" shall have the meaning set forth in Section 16.1 of this Agreement.

         1.41. "TRANSITION SERVICES AGREEMENT" shall mean that transition services agreement entered into by and between DMC Stratex and MTI on or about June 30, 2002.

         1.42. "UCC" means the Uniform Commercial Code as enacted in California and amended or modified from time to time. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used this Agreement, including its preamble and recitals, with such meanings.

         1.43.    "WARRANTY PERIOD" shall have the meaning set forth in Section
                  11.2 of this Agreement.

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT B

                               PRODUCT DESCRIPTION

1. ALTIUM: (FULLY TESTED RADIO SYSTEM)

 PART NUMBER           DESCRIPTION                                 COMMENTS                                    DELIVERY ARO
-------------        ----------------          ---------------------------------------------------             ------------
A0021X060-xxx        Altium 6 GHz ODU          Generic 6 GHzODU, NN/HH, T-Rspacing, Spot Frequency                [****]

A0021X070-xxx        Altium 7 GHz ODU          Generic 7 GHzODU, NN/HH, T-Rspacing, Spot Frequency                [****]

A0021X750-xxx        Altium 7.5 GHz ODU        Generic 7.5 GHzODU, NN/HH, T-Rspacing, Spot Frequency              [****]

A0021X080-xxx        Altium 8 GHz ODU          Generic 8 GHzODU, NN/HH, T-Rspacing, Spot Frequency                [****]

A0021X11X-xxx        Altium 11 GHz ODU         Generic 11 GHzODU, NN/HH, T-Rspacing, Spot Frequency               [****]

A0021X13X-xxx        Altium 13 GHz ODU         Generic 13 GHzODU, NN/HH, T-Rspacing, Spot Frequency               [****]

A0021X15X-xxx        Altium 15 GHz ODU         Generic 15 GHzODU, NN/HH, T-Rspacing, Spot Frequency               [****]

A0021X18X-xxx        Altium 18GHz ODU          Generic 18GHzODU, NN/HH, T-Rspacing, Spot Frequency                [****]

A0021X23X-xxx        Altium 23 GHz ODU         Generic 23 GHzODU, NN/HH, T-Rspacing, Spot Frequency               [****]

A0021X26X-xxx        Altium 26 GHz ODU         Generic 26 GHzODU, NN/HH, T-Rspacing, Spot Frequency               [****]

A0021X28X-xxx        Altium 28 GHz ODU         Generic 28 GHzODU, NN/HH, T-Rspacing, Spot Frequency               [****]

A0021X38X-xxx        Altium 38 GHz ODU         Generic 38 GHzODU, NN/HH, T-Rspacing, Spot Frequency               [****]

               ** Based on receipt of ODU's from Stratex Networks.

2. XP4 PLUS+: (FULLY TESTED ODU SUBSYSTEM)

 PART NUMBER                      DESCRIPTION                                  COMMENTS                     DELIVERY ARO
--------------         ----------------------------------         -----------------------------------       ------------
860-20107X-XXX         XP4 7Ghz 2X/4XE1Standard Power ODU         Generic for T-R Spacing and SubBand          [****]

860-20207X-XXX         XP4 7Ghz 4X/8XE1Standard Power ODU         Generic for T-R Spacing and SubBand          [****]

860-20307X-XXX         XP4 7Ghz 16XE1Standard Power ODU           Generic for T-R Spacing and SubBand          [****]

860-20108X-XXX         XP4 8Ghz 2X/4XE1Standard Power ODU         Generic for T-R Spacing and SubBand          [****]

860-20208X-XXX         XP4 8Ghz 4X/8XE1Standard Power ODU         Generic for T-R Spacing and SubBand          [****]

860-20308X-XXX         XP4 8Ghz 16XE1Standard Power ODU           Generic for T-R Spacing and SubBand          [****]

860-21113X-XXX         XP4 13Ghz 2X/4XE1High Power ODU            Generic for T-R Spacing and SubBand          [****]

860-20113X-XXX         XP4 13Ghz 2X/4XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-21213X-XXX         XP4 13Ghz 4X/8XE1High Power ODU            Generic for T-R Spacing and SubBand          [****]

860-20213X-XXX         XP4 13Ghz 4X/8XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-21313X-XXX         XP4 13Ghz 16XE1High Power ODU              Generic for T-R Spacing and SubBand          [****]

860-20313X-XXX         XP4 13Ghz 16XE1Standard Power ODU          Generic for T-R Spacing and SubBand          [****]

860-21115X-XXX         XP4 15Ghz 2X/4XE1High Power ODU            Generic for T-R Spacing and SubBand          [****]

860-20115X-XXX         XP4 15Ghz 2X/4XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-21215X-XXX         XP4 15Ghz 4X/8XE1High Power ODU            Generic for T-R Spacing and SubBand          [****]

860-20215X-XXX         XP4 15Ghz 4X/8XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-21315X-XXX         XP4 15Ghz 16XE1High Power ODU              Generic for T-R Spacing and SubBand          [****]

860-20315X-XXX         XP4 15Ghz 16XE1Standard Power ODU          Generic for T-R Spacing and SubBand          [****]

860-21118X-XXX         XP4 18Ghz 2X/4XE1High Power ODU            Generic for T-R Spacing and SubBand          [****]

860-20118X-XXX         XP4 18Ghz 2X/4XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-21218X-XXX         XP4 18Ghz 4X/8XE1High Power ODU            Generic for T-R Spacing and SubBand          [****]

860-20218X-XXX         XP4 18Ghz 4X/8XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-21318X-XXX         XP4 18Ghz 16XE1High Power ODU              Generic for T-R Spacing and SubBand          [****]

860-20318X-XXX         XP4 18Ghz 16XE1Standard Power ODU          Generic for T-R Spacing and SubBand          [****]

                             CONFIDENTIAL TREATMENT

860-21123X-XXX         XP4 23Ghz 2X/4XE1High Power ODU            Generic for T-R Spacing and SubBand          [****]

860-23123X-XXX         XP4 23Ghz 2X/4XE1High Power-RFLB ODU       Generic for T-R Spacing and SubBand          [****]

860-20123X-XXX         XP4 23Ghz 2X/4XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-22123X-XXX         XP4 23Ghz 2X/4XE1Standard Power-RFLB ODU   Generic for T-R Spacing and SubBand          [****]

860-21223X-XXX         XP4 23Ghz 4X/8XE1High Power ODU            Generic for T-R Spacing and SubBand          [****]

860-23223X-XXX         XP4 23Ghz 4X/8XE1High Power-RFLB ODU       Generic for T-R Spacing and SubBand          [****]

860-20223X-XXX         XP4 23Ghz 4X/8XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-22223X-XXX         XP4 23Ghz 4X/8XE1Standard Power-RFLB ODU   Generic for T-R Spacing and SubBand          [****]

860-21323X-XXX         XP4 23Ghz 16XE1High Power ODU              Generic for T-R Spacing and SubBand          [****]

860-23323X-XXX         XP4 23Ghz 16XE1High Power-RFLB ODU         Generic for T-R Spacing and SubBand          [****]

860-20323X-XXX         XP4 23Ghz 16XE1Standard Power ODU          Generic for T-R Spacing and SubBand          [****]

860-22323X-XXX         XP4 23Ghz 16XE1Standard Power-RFLB ODU     Generic for T-R Spacing and SubBand          [****]

860-20126X-XXX         XP4 26Ghz 2X/4XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-22126X-XXX         XP4 26Ghz 2X/4XE1Standard Power-RFLB ODU   Generic for T-R Spacing and SubBand          [****]

860-20226X-XXX         XP4 26Ghz 4X/8XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-22226X-XXX         XP4 26Ghz 4X/8XE1Standard Power-RFLB ODU   Generic for T-R Spacing and SubBand          [****]

860-20326X-XXX         XP4 26Ghz 16XE1Standard Power ODU          Generic for T-R Spacing and SubBand          [****]

860-22326X-XXX         XP4 26Ghz 16XE1Standard Power-RFLB ODU     Generic for T-R Spacing and SubBand          [****]

860-20138X-XXX         XP4 38Ghz 2X/4XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-22138X-XXX         XP4 38Ghz 2X/4XE1Standard Power-RFLB ODU   Generic for T-R Spacing and SubBand          [****]

860-20238X-XXX         XP4 38Ghz 4X/8XE1Standard Power ODU        Generic for T-R Spacing and SubBand          [****]

860-22238X-XXX         XP4 38Ghz 4X/8XE1Standard Power-RFLB ODU   Generic for T-R Spacing and SubBand          [****]

860-20338X-XXX         XP4 38Ghz 16XE1Standard Power ODU          Generic for T-R Spacing and SubBand          [****]

860-22338X-XXX         XP4 38Ghz 16XE1Standard Power-RFLB ODU     Generic for T-R Spacing and SubBand          [****]

3. In addition, the term "PRODUCTS" shall include any and all other products that may modify, improve upon or derive from the Altium and/or XP4 product family (excluding the line of DXR products). "Products" shall include the ODU portion of the product being developed as of the Effective Date under the name "Unity," to the extent MTI's price, quality, and delivery meet DMC's performance requirements.

4.       ARO deliveries are assumed to be within forecast requirements.

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT C

                                 SPECIFICATIONS

The Specifications for the Products shall be as set forth in the following documentation, which DMC Stratex shall make available to MTI:

Specification for XP Plus Series of Digital Microwave Radios E1/E3
000-000076-SPC

Specification for XP Plus Series of Digital Microwave Radios DS-1/DS-3 000-000077-SPC

Specification for Altium Series of Digital Microwave Radios SDH/SONET 1011ALT_1201_U

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT D

              ALTIUM SUMMARY MANUFACTURE AND QUALIFICATION SCHEDULE

                                             RESPONSIBLE
   MILESTONE             DELIVERABLE            PARTY           DUE DATE
---------------         ---------------      -----------         ------
Transfer of all         Specifications,      DMC Stratex         [****]
relevant Product           drawings,
Specifications and         BOMs, and
supporting                applicable
documentation                work
                         instructions

Tooling and Test         Manufacturing       DMC Stratex         [****]
Fixtures - 100%            and Test
capacity on line           Equipment

Engineering              First Article           MTI             [****]
released - First            Product
Article Products

Implementation of           Tested           DMC Stratex         [****]
joint business           Processes and         and MTI
processes                 supporting
                         Documentation

Completion of MTI         All Altium         DMC Stratex         [****]
Manufacturing              Products
Review                   approved for
(Qualification)         MTI production

Transfer 50%             First Article           MTI             [****]
Capacity MX311              Product

Transition supply           Online           DMC Stratex         [****]
lines to MTI               qualified
                         suppliers at
                              MTI

MTI System               Audit Report        DMC Stratex         [****]
Qualification Audit

                             CONFIDENTIAL TREATMENT

                        XP4 SUMMARY MANUFACTURE SCHEDULE

   MILESTONE               DELIVERABLE        RESPONSIBLE PARTY     DUE DATE
---------------          ---------------      -----------------     --------
Transfer of all          Specifications,         DMC Stratex          [****]
relevant Product            drawings,
Specifications and          BOMs, and
supporting                 applicable         Work instructions
documentation                 work            - DMC Stratex and
                          instructions            MTI joint
                                                 development

Tooling and Test         Manufacturing           DMC Stratex          [****]
Fixtures - Pilot            and Test
capacity                   Equipment

Tooling and Test          Manufacturing          DMC Stratex          [****]
Fixtures - 50%              and Test
capacity                    Equipment

Tooling and Test          Manufacturing          DMC Stratex          [****]
Fixtures - 100%             and Test
capacity including          Equipment
PCA

Engineering               First Article              MTI              [****]
released - First             Product
Article Products

Engineering pending       First Article              MTI              [****]
- First Article              Product
Products

Completion of                All XP4             DMC Stratex          [****]
Manufacturing               Products
Review                    approved for
(Qualification)          MTI production

Implementation of            Tested            DMC Stratex and        [****]
joint business            Processes and              MTI
processes                  supporting
                          Documentation

                             CONFIDENTIAL TREATMENT

Transfer PCA ODU             Online                  MTI              [****]
board production to         qualified
MTI                        production

Transition supply            Online              DMC Stratex          [****]
lines to MTI                qualified
                          suppliers at
                               MTI

*The Manufacture and Qualification Schedule shall be further supplemented by the "Master Qualification Plan" to be developed by the parties.

FIRST ARTICLE PROCESS: The First Article Process shall be per DMC Stratex's First Article Requirements procedure, SQ-OP004 or an equivalent DMC Stratex approved MTI procedure. In addition to the mechanical and electrical tests listed in the First Article Process, the First Article will not be approved until the following steps are completed.

Completion of the First Article Process.

Completion of the Manufacturing Readiness Review.

DMC Stratex's written approval of the First Articles pursuant to Section 5.2.1 of this Agreement.

The foregoing process must be performed for each frequency.

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT E

                    INSPECTION TESTING AFTER PRODUCT DELIVERY

1.       Altium Product:

[****].

2.       XP4Plus+:

[****]

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT F

                        QUALITY AND RELIABILITY STANDARDS

1. Quality and Reliability Requirement. MTI shall maintain a documented Quality program consistent with the intent of ISO-9000 and meet applicable Reliability requirements per Belcore (Tel Cordia Technologies) Standard TR-332/TR-NWT-000284 for telecommunication industries as listed below:

1.1 MTI shall provide an approved copy of the MTI's Quality document.

1.2 MTI shall document a Program Quality Plan, in accordance with ISO 10005.

1.3 The Program Quality Plan shall identify the critical key processes and how MTI will control the processes utilizing techniques such as Statistical Process Control (SPC).

1.4 For contracted end assembly, the Program Quality Plan must identify selection of components per Quality Level III (P.S. MTI conforms to level II now and will do effort to meet level III in the future.) per Belcore TR-332.
Exception: early life control portion of requirement paragraph "g" is not required. Reliability audits should be conducted on regular intervals with prior notice to MTI, at least once a year to ensure compliance in selection of components for production per above standards.

1.5 Prior to MTI starting any production efforts, MTI shall provide the Program Quality Plan to DMC Stratex Purchasing Department.

1.6 The Quality plan shall include the controls required to satisfy the ESD requirements for devices which are static sensitive and capable of being degraded, damaged, or destroyed by electrostatic charges or discharges such that
(1) all items shall be preserved, packaged, and stored in such a manner as to prevent exposure to the generation or discharge of electrostatic voltages, (2) all items shall be processed and handled as a minimum in accordance with JEDEC Publication #JEP108-B (April, 1991) and (3) supplier MTI shall maintain a documented system for the control and handling of static-sensitive materials.

1.7 MTI shall provide to DMC Stratex monthly reports, containing as a minimum:
First Pass Yields, Critical Process Yields, SPC data, Pareto charts on defects and major failure modes.

1.8 MTI shall identify the major cause of the failures and provide a corrective action plan with an implementation date within ten (10) business days.

1.9 MTI must perform detailed failure root cause analysis, when requested by DMC Stratex, to provide most likely failure cause of select items with higher field failures. Fault tree, cause and effect diagram and other engineering tools and techniques must be used to scientifically provide most like scenarios and causes of failed items. Corrective action related to design or processes opportunities as identified in the failure analysis must be implemented at the earliest available opportunity. Progress of detailed failure analysis must be reported, at least once a month through a formal progress report, or as requested by DMC Stratex.

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT G

                             OUT-OF-WARRANTY REPAIRS

         Pursuant to Section 12.4 of this Agreement, MTI shall charge the following amounts for repairs of non-conforming Products, which are no longer covered under the warranty set forth in Section 11.2 of this Agreement. The following list of prices are subject to further negotiations by the parties, and may be adjusted up or down subject to such negotiations.

I. ALTIUM: (FULLY TESTED RADIO SYSTEM)

 PART NUMBER                   DESCRIPTION             REPAIR PRICE          REPLACEMENT PRICE
 -----------          ---------------------------      ------------    -----------------------------
                                                                       UP UNTIL THE    AFTER THE END
                                                                       [****] MONTHS   OF THE [****]
                                                                       FROM THE        MONTH OF
                                                                       BEGINNING OF    DELIVERY OF
                                                                       THE [****]      PRODUCT
                                                                       MONTH OF
                                                                       DELIVERY OF
                                                                       PRODUCT

A00211060-xxx         Altium 6 GHz ODU         NN         [****]           [****]         [****]

A00212060-xxx         Altium 6 GHz ODU        Prot        [****]           [****]         [****]

A00211070-xxx         Altium 7 GHz ODU         NN         [****]           [****]         [****]

A00212070-xxx         Altium 7 GHz ODU        Prot        [****]           [****]         [****]

A00211750-xxx         Altium 7.5 GHz ODU       NN         [****]           [****]         [****]

A00212750-xxx         Altium 7.5 GHz ODU      Prot        [****]           [****]         [****]

A00211080-xxx         Altium 8 GHz ODU         NN         [****]           [****]         [****]

A00212080-xxx         Altium 8 GHz ODU        Prot        [****]           [****]         [****]

A0021111X-xxx         Altium 11 GHz ODU        NN         [****]           [****]         [****]

A0021211X-xxx         Altium 11 GHz ODU       Prot        [****]           [****]         [****]

A0021113X-xxx         Altium 13 GHz ODU        NN         [****]           [****]         [****]

A0021213X-xxx         Altium 13 GHz ODU       Prot        [****]           [****]         [****]

A0021115X-xxx         Altium 15 GHz ODU        NN         [****]           [****]         [****]

A0021215X-xxx         Altium 15 GHz ODU       Prot        [****]           [****]         [****]

A0021118X-xxx         Altium 18GHz ODU         NN         [****]           [****]         [****]

A0021218X-xxx         Altium 18GHz ODU        Prot        [****]           [****]         [****]

A0021123X-xxx         Altium 23 GHz ODU        NN         [****]           [****]         [****]

A0021223X-xxx         Altium 23 GHz ODU       Prot        [****]           [****]         [****]

A0021126X-xxx         Altium 26 GHz ODU        NN         [****]           [****]         [****]

A0021226X-xxx         Altium 26 GHz ODU       Prot        [****]           [****]         [****]

A0021128X-xxx         Altium 28 GHz ODU        NN         [****]           [****]         [****]

A0021228X-xxx         Altium 28 GHz ODU       Prot        [****]           [****]         [****]

A0021138X-xxx         Altium 38 GHz ODU        NN         [****]           [****]         [****]

A0021238X-xxx         Altium 38 GHz ODU       Prot        [****]           [****]         [****]

Note:

1. For the range of 11GHz and 13GHz, MTI will not assume any repair and replacement.

2. For the range of 15GHz, MTI will be responsible for the repair as well as replacement only for the delivered Product composed of Transceiver(s) "made" by MTI.

3. For the 15GHz ODU made by other suppliers, MTI may provide replacement service for such ODU only if (i) such other suppliers cannot provide the out-of-warranty service; (ii) the transceiver of such ODU was manufactured by MTI.

4.       For replacement service, MTI will scrap the failed units at MTI's site.

                             CONFIDENTIAL TREATMENT

II. XP4 PLUS+: (FULLY TESTED ODU SUBSYSTEM)

 Part Number                        Description                  Repair Price                  Replacement Price
--------------         -----------------------------------       ------------             -----------------------------
                                                                                          Up until the      After the
                                                                                          [****] months     end of the
                                                                                          from the          [****]
                                                                                          beginning of      month of
                                                                                          the [****]        delivery of
                                                                                          month of          Product
                                                                                          delivery of
                                                                                          Product

860-201072-131         XP4 7Ghz 2X/4XE1 Standard Power ODU          [****]                [****]           [****]

860-202071-011         XP4 7Ghz 4X/8XE1 Standard Power ODU          [****]                [****]           [****]

860-203071-011         XP4 7Ghz E3 Standard Power ODU               [****]                [****]           [****]

860-201081-011         XP4 8Ghz 2X/4XE1 Standard Power ODU          [****]                [****]           [****]

860-202081-011         XP4 8Ghz 4X/8XE1 Standard Power ODU          [****]                [****]           [****]

860-203081-011         XP4 8Ghz E3 Standard Power ODU               [****]                [****]           [****]

860-201131-011         XP4 13Ghz 2X/4XE1 Standard Power ODU         [****]                [****]           [****]

860-202131-011         XP4 13Ghz 4X/8XE1Standard Power ODU          [****]                [****]           [****]

860-203131-011         XP4 13Ghz E3 Standard Power ODU              [****]                [****]           [****]

860-201151-011         XP4 15Ghz 2X/4XE1Standard Power ODU          [****]                [****]           [****]

860-202151-011         XP4 15Ghz 4X/8XE1Standard Power ODU          [****]                [****]           [****]

860-203151-012         XP4 15Ghz E3 Standard Power ODU              [****]                [****]           [****]

860-201181-011         XP4 18Ghz 2X/4XE1Standard Power ODU          [****]                [****]           [****]

860-202181-011         XP4 18Ghz 4X/8XE1Standard Power ODU          [****]                [****]           [****]

860-203181-011         XP4 18Ghz E3 Standard Power ODU              [****]                [****]           [****]

860-201232-011         XP4 23Ghz 2X/4XE1Standard Power ODU          [****]                [****]           [****]

860-202232-011         XP4 23Ghz 4X/8XE1Standard Power ODU          [****]                [****]           [****]

860-203232-011         XP4 23Ghz E3 Standard Power ODU              [****]                [****]           [****]

860-201261-011         XP4 26Ghz 2X/4XE1Standard Power ODU          [****]                [****]           [****]

860-202261-011         XP4 26Ghz 4X/8XE1Standard Power ODU          [****]                [****]           [****]

860-203261-011         XP4 26Ghz E3 Standard Power ODU              [****]                [****]           [****]

860-201381-011         XP4 38Ghz 2X/4XE1Standard Power ODU          [****]                [****]           [****]

860-202381-011         XP4 38Ghz 4X/8XE1Standard Power ODU          [****]                [****]           [****]

860-203381-011         XP4 38Ghz E3 Standard Power ODU              [****]                [****]           [****]

Note:

1. For the range of 26GHz and 38GHz, MTI will be responsible for the repair as well as replacement only if (i) such Product was composed of Transceiver(s) "made" by MTI, or (ii) DMC Stratex continues to provide discounted transceivers for replacement per mutually agreed price.

2.       For replacement service, MTI will scrap the failed units at MTI site.

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT H

                                     PRICES

The Price for the Products are set forth below in United States Dollars as follows:

I. ALTIUM PRICING.

                       ODU ONLY      ODU & IDU        NAFTA         COMMENTS
                       --------      ---------        -----         --------
18G AND UP
NN                      [****]         [****]         [****]        Note 1
PROT                    [****]         [****]         [****]        Note 1

6G AND 15G
NN                      [****]         [****]         [****]        Note 1, 2
PROT                    [****]         [****]         [****]        Note 1, 2

15G WITH YIG
NN                      [****]         [****]         [****]
PROT                    [****]         [****]         [****]

7G AND 8G
NN                      [****]         [****]         [****]        Note 1, 2
PROT                    [****]         [****]         [****]        Note 1, 2

11/13/15G
NN OR PROT                 N/A         [****]            N/A        Note 3

TRANSFER COST AND DISCOUNTED XCVR/IF (18G-38G)

                                      NN                 Protected
                                    ------         --------------------
Discounted XCVR/IF                  [****]          [****]     (Note 4)
RF PlugIn Kits                      [****]          [****]     (Note 5)
Enclosure Assy                      [****]          [****]     (Note 5)
YIG Synth                           [****]          [****]
OSAC                                [****]          [****]
RF Distribution Assy                [****]          [****]     (Note 5)
Discounted xfer mat'l cost          [****]          [****]

NOTES:

1. DMC Stratex shall make arrangement to transport and consign the IDU, ISK, Accessories, and anything else not part of the integration of ODU to MTI.

2. The Prices are based on the cost of single loop VCO. The YIG shall be used if the single loop VCO does not perform appropriately. When YIG is used, the Price will be adjusted, based on the incremental cost of YIG.

3. In addition to term specified in Note 1, DMC Stratex will make arrangement to transport and consign the ODU to MTI.

4. DMC Stratex and MTI shall negotiate the pro rata term in good faith to utilize the excess XCVR/IF inventory left in both parties.

5. If complete Kits or Assy Are not available, DMC will sell the partial Kits or Assy to MTI at DMC Stratex's standard costs less any profit and overhead.

6. The incremental cost for Altium 311 (2 x STM-1) will be negotiated and paid by DMC Stratex.

                             CONFIDENTIAL TREATMENT

II. XP4 PLUS+ PRICING.

[****]

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT I

                            MTI PRICE REDUCTION PLAN

I.       MTI RESPONSIBILITIES.

         A.       XP4PLUS+ PRODUCT:

         1.       PRODUCTS SHIPPED PRIOR TO JANUARY 1, 2003: [****]

         2.       PRODUCTS SHIPPED ON OR AFTER JANUARY 1, 2003: [****]

B.       ALTIUM PRODUCT:

         1.       PRODUCTS SHIPPED AFTER THE EFFECTIVE DATE: [****]

II. DMC STRATEX RESPONSIBILITIES. To assist MTI to achieve the above-stated goal for Product Price reduction, DMC Stratex agrees to allocate adequate engineering resources for continuous cost improvements (particularly to reduce PCA costs). Any subsequent or additional reduction in Prices shall be subject to mutual review and combined efforts at further cost improvements.

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT J

          JOINT SERVICES AGREEMENT IS INCORPORATED BY REFERENCE HEREIN.

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT K

                     INVENTORY UTILIZATION INCENTIVE PROGRAM

PURPOSE: DMC Stratex's current inventory levels significantly exceed the current demand levels for both quantity and configuration requirements for the Products. This Inventory Utilization Incentive Program set forth in this Exhibit K ("INCENTIVE PROGRAM") is designed to provide incentives to both DMC Stratex and MTI employees to develop and execute plans to convert and use DMC Stratex's current inventory for the Products.

THE INCENTIVE PROGRAM WILL BE STRUCTURED AS FOLLOWS:

INCENTIVE PROGRAM: DMC Stratex shall pay DMC Stratex and MTI teams of employees who successfully adapt currently unusable consigned inventory ("UNUSABLE CONSIGNED INVENTORY") to a form that may be used with current configuration requirements for the Products ("USABLE CONSIGNED INVENTORY") a bonus payment equal to [****] of the "DISCOUNTED VALUE" of the Usable Consigned Inventory ("EMPLOYEE BONUS PAYMENT"). At the end of each fiscal year (March 31st), [****] of the Employee Bonus Payment accumulated in such fiscal year shall be distributed to the MTI team, and the remaining [****] shall be distributed to the DMC Stratex team.

The cost of the "UNUSABLE CONSIGNED INVENTORY" shall mean the original cost to DMC Stratex of such inventory.

The cost of the "USABLE CONSIGNED INVENTORY" shall be the cost of the Unusable Consigned Inventory, less any amount of cost incurred by MTI to rework such Unusable Consigned Inventory ("REWORK COST") to convert such inventory to Usable Consigned Inventory.

"DISCOUNTED VALUE":

(a) For the first [****] of Unusable Consigned Inventory utilized in accordance with this Exhibit K, the "Discounted Value" shall mean the cost of the Usable Consigned Inventory, less a discount of [****] from the Usable Consigned Inventory cost. (b) Thereafter, Discounted Value shall mean the Usable Consigned Inventory less a discount of [****] from the Usable Consigned Inventory cost.

The following is an example of how the Incentive Program will work:

DESCRIPTION                                  QTY   UNIT/$   TOTAL/$        COMMENTS
-----------                                  ---   ------   -------        --------
PCA, DS3 ("UNUSABLE                [****]                                  Consigned Inventory -
CONSIGNED INVENTORY")                                                      DMC Stratex

CONVERT TO PCA, E3

"Rework Cost" - Quoted by MTI      [****]

Net Value ("Usable Consigned       [****]
INVENTORY")

                             CONFIDENTIAL TREATMENT

Discount provided by DMC           [****]                                  Purchase Order issued
Stratex to MTI for                                                         by MTI to DMC
utilization  ("DISCOUNTED                                                  Stratex.  Inventory
VALUE")                                                                    incorporated into the
                                                                           Products sold to
                                                                           DMC Stratex per
                                                                           Exhibit H.

Employee Incentive provided        [****]                                  [****]  paid to each
by DMC Stratex to be paid to                                               team by DMC Stratex at
MTI and DMC Stratex                                                        fiscal year end based
employees ("EMPLOYEE BONUS                                                 on the net value of
PAYMENT")                                                                  the Usable Consigned
                                                                           Inventory.

A.       REWORKED COMPONENT ITEMS.

Items that require conversion and rework ("REWORKED COMPONENT ITEMS") for utilization based on future demand shall be eligible for this Incentive Program, provided, however, such items shall qualify for Employee Bonus Payment when and only when they are incorporated into the Products to fulfill demand requirements.

B.       NON-REWORKED COMPONENT ITEMS.

Component items that do not require rework or conversion, such as components for PCAs, ("NON-REWORKED COMPONENT ITEMS") shall be eligible for the Incentive Program if such components are used by MTI for items other than the Products. Such Non-reworked Component Items shall qualify for the Employee Bonus Payment when DMC Stratex receives purchase orders from MTI for such items. Although Rework Costs are not applicable to the Non-reworked Component Items, a [****] discount will be applied to the original cost to DMC Stratex of such Non-reworked Component items (the "DISCOUNTED VALUE") to determine the Employee Bonus Payment.

C.       FINISHED GOODS INVENTORY ITEMS.

Those goods which DMC Stratex designates as "FINISHED GOODS INVENTORY ITEMS" will be reviewed on a case-by-case basis to determine the appropriate Employee Bonus Payment.

                             CONFIDENTIAL TREATMENT

                                    EXHIBIT L

                                  ROYALTY RATE

The royalty rate for DMC Stratex's exercise of the license rights granted to DMC Stratex under Section 2.2 shall be calculated as follows: DMC Stratex shall pay a royalty equal to [****] of "MTI's Average Selling Price" of the specific component (which is either incorporated into a Product or sold as a stand-alone merchandise) containing MTI Know-How, which has been manufactured by DMC Stratex, or a third party designated by DMC Stratex, in the exercise of DMC Stratex's rights under Section 2.2. "MTI's Average Selling Price" shall mean (i) [****].

All the royalty payment shall be subject to audit right of MTI against DMC Stratex's books and records related to calculation of such royalty, which may be exercised no more than once every calendar year and only within normal business hours of DMC Stratex with at least two (2) weeks' notice, and DMC Stratex shall provide reasonably necessary assistance and support in such audit; provided that no audit shall be permitted after twelve (12) months after the settlement of the royalty due. DMC Stratex shall provide MTI, no later than tenth (10th) calendar days after each quarter, a quarterly report on the royalty due for the preceding quarter, and all royalty payments shall be due within thirty (30) calendar days after the quarterly royalty report is sent by DMC Stratex.


                                     L - 1